[GRAPHIC]

GALAXY EQUITY FUNDS
THE GALAXY FUND

                                   PROSPECTUS
                                   February 28, 2002

                                   GALAXY ASSET ALLOCATION FUND

                                   GALAXY EQUITY INCOME FUND

                                   GALAXY GROWTH AND INCOME FUND

                                   GALAXY STRATEGIC EQUITY FUND

                                   GALAXY EQUITY VALUE FUND

                                   GALAXY EQUITY GROWTH FUND

                                   GALAXY GROWTH FUND II

                                   GALAXY INTERNATIONAL EQUITY FUND

                                   GALAXY PAN ASIA FUND

                                   GALAXY SMALL CAP VALUE FUND

                                   GALAXY SMALL COMPANY EQUITY FUND

                                   GALAXY LARGE CAP VALUE FUND

                                   GALAXY LARGE CAP GROWTH FUND

                                   RETAIL A SHARES AND RETAIL B SHARES

                                   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                                                             [LOGO] GALAXY FUNDS

                                        CONTENTS

                                    1    RISK/RETURN SUMMARY

                                    1    Introduction

                                    2    Galaxy Asset Allocation Fund
                                    8    Galaxy Equity Income Fund
                                   12    Galaxy Growth and Income Fund
                                   16    Galaxy Strategic Equity Fund
                                   20    Galaxy Equity Value Fund
                                   25    Galaxy Equity Growth Fund
                                   30    Galaxy Growth Fund II
                                   35    Galaxy International Equity Fund
                                   40    Galaxy Pan Asia Fund
                                   46    Galaxy Small Cap Value Fund
                                   51    Galaxy Small Company Equity Fund
                                   56    Galaxy Large Cap Value Fund
                                   61    Galaxy Large Cap Growth Fund
                                   65    Additional information about risk
                                   66    Investor guidelines

                                   67    FUND MANAGEMENT

                                   69    HOW TO INVEST IN THE FUNDS

                                   69    How sales charges work
                                   72    Buying, selling and exchanging shares
                                   72      HOW TO BUY SHARES
                                   74      HOW TO SELL SHARES
                                   74      HOW TO EXCHANGE SHARES
                                   75      OTHER TRANSACTION POLICIES

                                   76    DIVIDENDS, DISTRIBUTIONS AND TAXES

                                   78    GALAXY INVESTOR PROGRAMS

                                   78    Retirement plans
                                   78    Other programs

                                   79    HOW TO REACH GALAXY

                                   80    FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY
INTRODUCTION

THIS PROSPECTUS describes the Galaxy Equity Funds. Each Fund invests primarily or to a significant degree in equity securities, such as common stock, preferred stock and securities that are convertible into common stock.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

- the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

- the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?
Not all mutual funds are for everyone. Your investment goals and tolerance for risk will determine which fund is right for you.

Equity funds are generally best suited to investors seeking growth of their investment over time and who are prepared to accept the risks associated with equity securities. Equity funds have the potential for higher returns than other funds, such as bond funds or money market funds, but also carry more risk.

Different equity funds have different levels of risk. They have varying objectives and investment styles, and some are considered more aggressive than others. Generally, a fund's objective and the types of investments it makes can help you gauge its level of risk. On page 66, you'll find a table that gives a general overview of the risk spectrum of the Galaxy Equity Funds.

THE FUNDS' INVESTMENT ADVISER
Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

GALAXY ASSET ALLOCATION FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages, as well as long-term growth in the value of the Fund's assets.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund aims to provide income that is higher than the average income provided by stocks included in popular stock market indices. The Adviser interprets "popular stock market indices" to mean the Dow Jones Industrial Average of 30 major companies and the Standard & Poor's 500 Composite Stock Price Index (commonly referred to as the S&P 500). Due to the Fund's expenses, however, net income paid to you may be less than the average income provided by these indices. The Fund also seeks long-term growth in the value of its assets. The Adviser attempts to achieve these goals and reduce risk by allocating the Fund's assets among short-term debt securities, common stocks, preferred stocks and bonds.

The Fund seeks a mix of stocks and bonds that will produce both income and long-term capital growth. This mix will change from time to time as a result of economic and market conditions. However, the Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

Debt securities purchased by the Fund will be of investment grade quality, which means that they will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

In selecting portfolio securities for the Fund, the Adviser's investment policy committee develops an economic outlook and sets guidelines for the industries and sectors in which the Fund should invest. In selecting equity securities, the Adviser favors stocks with long-term growth potential that are expected to outperform their peers over time. The Adviser also forecasts the direction and degree of change in long-term interest rates to help in the selection of fixed income securities.

The Fund will sell a security when, as a result of changes in the economy, the Adviser determines it is appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests a significant amount of its assets in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[SIDENOTE]
CURRENT INCOME

Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The value of fixed income investments such as bonds are affected by movements in interest rates. Bond prices tend to fall when interest rates rise and to rise when interest rates fall.

- CREDIT RISK - The value of fixed income investments also depends on the ability of an issuer to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its securities will decline. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain fixed income investments held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- PORTFOLIO COMPOSITION - The level of risk could increase if a larger percentage of the Fund is invested in one particular asset class, such as stocks or bonds. However, asset allocation funds are generally less volatile than portfolios that contain only stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

           1992         6.58%
           1993         8.08%
           1994        -2.47%
           1995        30.29%
           1996        15.11%
           1997        19.76%
           1998        17.73%
           1999         7.24%
           2000         1.81%
           2001        -8.31%

[SIDENOTE]

BEST QUARTER
11.74%
for the quarter ending
December 31, 1998

WORST QUARTER
-8.19%
for the quarter ending
September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     SINCE
                                  1 YEAR    5 YEARS  10 YEARS    INCEPTION
--------------------------------------------------------------------------------------------
Retail A Shares
Before Taxes(1)                  -13.58%     5.87%     8.41%         8.40%    (12/30/91)
Retail A Shares After Taxes
on Distributions(1)              -14.18%     4.27%     6.98%         6.98%    (12/30/91)
Retail A Shares After Taxes
on Distributions and Sale
of Fund Shares(1)                 -8.28%     4.26%     6.46%         6.45%    (12/30/91)
Retail B Shares(2)               -13.45%     5.92%        -          7.12%    (3/4/96)
S&P 500
(reflects no deduction           -11.88%    10.70%    12.93%        12.93%    (since 12/31/91)
for fees, expenses or taxes)                                        12.21%    (since 2/29/96)

DJIA
(reflects no deduction for        -7.10%     9.22%    12.20%        12.20%    (since 12/31/91)
fees, expenses or taxes)                                            10.88%    (since 2/29/96)

----------
(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.

[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

The Dow Jones Industrial Average (DJIA) is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                         MAXIMUM SALES CHARGE (LOAD)        MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                  ON PURCHASES SHOWN       SHOWN AS A % OF THE OFFERING PRICE OR
                        AS A % OF THE OFFERING PRICE               SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------
Retail A Shares                   5.75%(1)                                    None(2)
Retail B Shares                     None                                     5.00%(3)
Retail B Shares                     None                                     5.50%(4)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                        DISTRIBUTION                    TOTAL FUND
                        MANAGEMENT      AND SERVICE     OTHER           OPERATING
                        FEES            (12b-1) FEES    EXPENSES        EXPENSES
----------------------------------------------------------------------------------
Retail A Shares         0.75%(5)         None            0.59%          1.34%(5)
Retail B Shares         0.75%(5)         0.95%(6)        0.32%          2.02%(5)

----------
(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) This amount applies to Retail B Shares acquired in the reorganization of The Pillar Funds into Galaxy if you sell your shares in the first year after purchase of the Pillar Fund Class B Shares held prior to the reorganization and gradually declines to 1% in the sixth year after purchase. Your Retail B Shares will automatically convert to Retail A Shares eight years after you purchased the Pillar Fund Class B Shares held prior to the reorganization. See "How to invest in the Funds - How sales charges work."
(5) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.74%. Total Fund operating expenses after this waiver are expected to be 1.33% for Retail A Shares and 2.01% for Retail B Shares. This fee waiver may be revised or discontinued at any time.
(6) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- if you acquired your Retail B Shares in connection with the reorganization of The Pillar Funds into Galaxy, your Retail B Shares convert to Retail A Shares eight years after you purchased the Pillar Fund Class B Shares you held prior to the reorganization

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                         1 YEAR     3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------
Retail A Shares            $704        $975       $1,267       $2,095
Retail B Shares(1)         $705        $934       $1,288       $2,013
Retail B Shares(2)         $705      $1,034       $1,388       $2,173
Retail B Shares(3)         $755      $1,034       $1,288       $2,173

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------
Retail B Shares(1)       $205        $634       $1,088       $2,013
Retail B Shares(2)       $205        $634       $1,088       $2,173
Retail B Shares(3)       $205        $634       $1,088       $2,173

(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.
(3) Retail B Shares acquired in connection with the reorganization of The Pillar Funds into Galaxy.


[SIDENOTE]

PORTFOLIO MANAGERS
The Fund's portfolio managers are Donald Jones, a Vice President of the Adviser, and David Lindsay, CFA, a Senior Vice President of the Adviser. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones has managed the equity portion of the Fund's portfolio, including determining the allocation of the Fund's assets between equities and fixed income investments, since May of 1995. He has been with the Adviser and its predecessors since 1977. Mr. Lindsay has managed the fixed income portion of the Fund since January of 1997. He has been with the Adviser and its predecessors since 1986.

GALAXY EQUITY INCOME FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income and capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 75% of its total assets in a diversified portfolio of income-producing (dividend-paying) equity securities, primarily common stocks. The Adviser looks for investments that offer dividends, prospects for dividend growth and capital appreciation. However, the Fund's portfolio may include securities that offer only growth potential or only income potential.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

Retail A Shares of the Fund were first issued during the fiscal year ending October 31, 1992. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund, which are offered in a separate prospectus. Prior to November 1, 1993, Retail A Shares and Trust Shares of the Fund had the same returns because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

           1992         7.43%
           1993         8.05%
           1994         0.75%
           1995        32.96%
           1996        16.53%
           1997        25.51%
           1998        15.63%
           1999         4.36%
           2000         6.01%
           2001        -8.03%

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                  SINCE
                                        1 YEAR      5 YEARS      10 YEARS     INCEPTION
----------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)         -13.34%        6.84%         9.69%       10.73%   (12/14/90)
Retail A Shares After Taxes
on Distributions(1)                     -14.46%        4.07%         7.33%        8.42%   (12/14/90)
Retail A Shares After Taxes
on Distributions and Sale of
Fund Shares(1)                           -7.43%        5.21%         7.48%        8.42%   (12/14/90)
Retail B Shares(2)                      -13.12%          -             -          1.03%   (11/1/98)
S&P 500
(reflects no deduction                  -11.88%       10.70%        12.93%       14.58%   (since 11/30/90)
for fees, expenses or taxes)                                                      2.68%   (since 10/31/98)

----------
(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.

[SIDENOTE]

BEST QUARTER
13.31%
for the quarter ending
June 30, 1997

WORST QUARTER
-8.41%
for the quarter ending
September 30, 1998

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                     MAXIMUM SALES CHARGE (LOAD)          MAXIMUM DEFERED SALES CHARGE (LOAD)
                              ON PURCHESES SHOWN        SHOWS AS A % OF THE OFFERING PRICE OR
                    AS A % OF THE OFFERING PRICE                SALE PRICE, WHICHEVER IS LESS
---------------------------------------------------------------------------------------------
Retail A Shares                 5.75%(1)                                 None(2)
Retail B Shares                  None                                   5.00%(3)
Retail B Shares                  None                                   5.50%(4)


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                        DISTRIBUTION                    TOTAL FUND
                        MANAGEMENT      AND SERVICE     OTHER           OPERATING
                        FEES            (12b-1) FEES    EXPENSES        EXPENSES
----------------------------------------------------------------------------------
Retail A Shares         0.75%             None           0.59%           1.34%
Retail B Shares         0.75%            0.95%(5)        0.38%           2.08%

----------
(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) This amount applies to Retail B Shares acquired in the reorganization of The Pillar Funds into Galaxy if you sell your shares in the first year after purchase of the Pillar Fund Class B Shares held prior to the reorganization and gradually declines to 1% in the sixth year after purchase. Your Retail B Shares will automatically convert to Retail A Shares eight years after you purchased the Pillar Fund Class B Shares held prior to the reorganization. See "How to invest in the Funds - How sales charges work."

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- if you acquired your Retail B Shares in connection with the reorganization of The Pillar Funds into Galaxy, your Retail B Shares convert to Retail A Shares eight years after you purchased the Pillar Fund Class B Shares you held prior to the reorganization

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR     3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------
Retail A Shares                                           $704        $975       $1,267       $2,095
Retail B Shares(1)                                        $711        $952       $1,319       $2,048
Retail B Shares(2)                                        $711      $1,052       $1,419       $2,221
Retail B Shares(3)                                        $761      $1,052       $1,319       $2,221

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

-----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $211        $652       $1,119       $2,048
Retail B Shares(2)                                        $211        $652       $1,119       $2,221
Retail B Shares(3)                                        $211        $652       $1,119       $2,221

----------
(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.
(3) Retail B Shares acquired in connection with the reorganization of The Pillar Funds into Galaxy

[SIDENOTE]
PORTFOLIO MANAGER
The Fund's portfolio manager is J. Edward Klisiewicz, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz has been the Fund's portfolio manager since it began operations in 1990. He has been with the Adviser and its predecessors since 1970.

GALAXY GROWTH AND INCOME FUND
THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.


THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in the common stocks of U.S. companies with large market capitalizations (generally over $2 billion) that the Adviser believes offer above-average growth and dividends. The Adviser focuses on stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company. The Adviser also seeks a current yield greater than that of the S&P 500, although not all Fund investments will pay dividends.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on December 14, 1992 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares (which were first offered on February 12, 1993) and Trust Shares (which were first offered on December 14, 1992), that were similar to the Fund's Retail A Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, of the Fund. The returns for periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.

[SIDENOTE]
MARKET CAPITALIZATION

A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

GALAXY GROWTH AND INCOME FUND

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

           1994         4.83%
           1995        29.34%
           1996        19.85%
           1997        29.19%
           1998        15.71%
           1999         6.86%
           2000         3.65%
           2001        -5.95%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                             SINCE
                                                          1 YEAR           5 YEARS       INCEPTION
-------------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                           -11.34%            7.97%          11.53% (2/12/93)
Retail A Shares After Taxes on Distributions(1)           -11.92%            5.91%           9.09% (2/12/93)
Retail A Shares After Taxes on Distributions
and Sale of Fund Shares(1)                                 -6.38%            6.15%           8.79% (2/12/93)
Retail B Shares(2)                                        -11.18%            8.03%           9.33% (3/4/96)
S&P 500                                                   -11.88%           10.70%          13.56% (since 1/31/93)
(reflects no deduction for fees, expenses or taxes)                                         12.21% (since 2/29/96)

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.

[SIDENOTE]

BEST QUARTER
20.66%
for the quarter ending
December 31, 1998

WORST QUARTER
-13.68%
for the quarter ending
September 30, 2001

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
---------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                                   None(2)
Retail B Shares                                                 None                                  5.00%(3)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares                           0.75%(4)              None          0.61%         1.36%(4)
Retail B Shares                           0.75%(4)          0.95%(5)          0.35%         2.05%(4)

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.73%. Total Fund operating expenses after this waiver are expected to be 1.34% for Retail A Shares and 2.03% for Retail B Shares. This fee waiver may be revised or discontinued at any time.
(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                          1 YEAR     3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------
Retail A Shares             $706        $981     $1,277      $2,116
Retail B Shares(1)          $708        $943     $1,303      $2,040
Retail B Shares(2)          $708      $1,043     $1,403      $2,202

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

-------------------------------------------------------------------
Retail B Shares(1)          $208        $643     $1,103      $2,040
Retail B Shares(2)          $208        $643     $1,103      $2,202

(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Gregory M. Miller, a Vice President of the Adviser. He's been primarily responsible for the day-to-day management of the Fund's investment portfolio since July 1998. Before that, Mr. Miller assisted his predecessor in managing the Fund for seven years. He joined the Adviser in 1985.

GALAXY STRATEGIC EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in U.S. equity securities, primarily common stock and securities that can be converted into common stock. The Fund's "Value Driven Growth" investment process emphasizes securities believed to have the potential for the best one- to two-year returns. These securities are generally selected from a universe of large and medium-sized companies representative of the S&P 500, although the universe of stocks monitored by the Adviser is not limited to stocks of companies included in the S&P 500. The Fund may invest up to 20% of its total assets in foreign equity securities.

In selecting individual stocks, the Adviser looks at the current price, projected earnings growth, and historical valuations to derive an estimate of return potential. The Fund may give emphasis to growth stocks, value stocks or particular industries, depending upon the Adviser's assessment of a stock's return potential relative to its price in the broader market.

The Fund will sell a portfolio security when, as a result of a decline in the security's return potential relative to that of other securities, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

VALUE STOCKS AND GROWTH STOCKS

Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios. Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

           1999         0.05%
           2000        22.22%
           2001         8.00%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                          SINCE
                                                                          1 YEAR        INCEPTION
----------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                                            1.83%     6.61% (3/4/98)
----------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions(1)                            0.93%     4.71% (3/4/98)
----------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions and Sale of Fund Shares(1)    1.64%     4.43% (3/4/98)
----------------------------------------------------------------------------------------------------------
Retail B Shares(2)                                                         2.08%     6.77% (3/4/98)
----------------------------------------------------------------------------------------------------------
S&P 500 (reflects no deduction for fees, expenses or taxes)              -11.88%     3.72% (since 2/28/98)
----------------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.

[SIDENOTE]

BEST QUARTER
16.96%
for the quarter ending
December 31, 2001

WORST QUARTER
-14.57%
for the quarter ending
September 30, 2001

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, The American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN   SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE           SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                         None(2)
------------------------------------------------------------------------------------------------------------
Retail B Shares                                                 None                        5.00%(3)
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%             None           0.75%            1.50%
----------------------------------------------------------------------------------------------------
Retail B Shares                              0.75%          0.95%(4)          0.56%            2.26%
----------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Fund may pay Distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                           $719       $1,022      $1,346       $2,263
----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $729       $1,006      $1,410       $2,229
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $729       $1,106      $1,510       $2,404
----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:


----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $229         $706      $1,210      $2,229
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $229         $706      $1,210      $2,404
----------------------------------------------------------------------------------------------------

(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Scott L. Davis, CFA, a Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Davis has been with the Adviser and its predecessors since 1985 and has been the Fund's portfolio manager since November 1, 2001.

GALAXY EQUITY VALUE FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in equity securities, mainly common stocks, that the Adviser believes are undervalued. The Fund invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The Adviser uses proprietary computer models to compare share price and company value, both compared to the market and over time. This helps the Adviser to identify out-of-favor, undervalued securities (often called value stocks) which may subsequently increase in value. These models focus on fundamental aspects such as earnings and dividend growth, reinvestment of returns and the ability of companies to finance their own growth. The models also take into account factors such as how easily the stocks may be traded. The Adviser then reviews the results and looks for risks that may account for a stock's low price. It evaluates factors the computer models can't measure, such as the quality of a company's management and the impact of technological change. Stocks which pass all tests are eligible to be included in the Fund's portfolio. Fund holdings are frequently reviewed and are sold automatically when the computer models show they are overvalued.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

VALUE STOCKS

Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1991. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund which are offered in a separate prospectus. Prior to November 1, 1993, Retail A Shares and Trust Shares of the Fund had the same returns because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]


     1992     8.21%
     1993    14.75%
     1994     3.51%
     1995    27.78%
     1996    21.09%
     1997    27.66%
     1998    23.75%
     1999     6.67%
     2000    -3.19%
     2001     4.79%

[SIDENOTE]

BEST QUARTER
27.15%
for the quarter ending
December 31, 1998

WORST QUARTER
-16.34%
for the quarter ending
September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                    SINCE
                                                 1 YEAR       5 YEARS       10 YEARS              INCEPTION
-------------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                  -1.22%        10.01%        12.35%          12.23% (9/1/88)
-------------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes
on Distributions(1)                              -1.72%         6.99%         9.37%           9.41% (9/1/88)
-------------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on
Distributions and
Sale of Fund Shares(1)                           -0.28%         7.44%         9.27%           9.26% (9/1/88)
-------------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                               -0.92%        10.16%            -           11.16% (3/4/96)
-------------------------------------------------------------------------------------------------------------------
S&P 500(reflects no deduction for fees,         -11.88%        10.70%        12.93%          14.42% (since 8/31/88)
expenses or taxes)                                                                           12.21% (since 2/29/96)
-------------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value
Funds Average
(reflects no deduction for fees,                  1.30%         9.73%        12.31%          12.59% (since 8/31/88)
expenses or taxes)                                                                           11.02% (since 2/29/96)
-------------------------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.

[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

The Lipper Multi-Cap Value Funds Average measures the performance of a select group of mutual funds with investment objectives similar to that of the Fund.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN   SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE           SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                                  None(2)
------------------------------------------------------------------------------------------------------------
Retail B Shares                                                 None                                 5.00%(3)
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      FEES (12b-1)       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%              None          0.65%            1.40%
----------------------------------------------------------------------------------------------------
Retail B Shares                              0.75%          0.95%(4)          0.45%            2.15%
----------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                           $709         $993      $1,297       $2,158
----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $718         $973      $1,354       $2,117
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $718       $1,073      $1,454       $2,292
----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $218         $673      $1,154      $2,117
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $218         $673      $1,154      $2,292
----------------------------------------------------------------------------------------------------

(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is G. Jay Evans, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Evans has been the Fund's portfolio manager since 1993. He has been with the Adviser and its predecessors since 1978.

GALAXY EQUITY GROWTH FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

The Fund invests mainly in companies which the Adviser believes will have faster earnings growth than the economy in general. The Adviser looks for large-capitalization companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The Adviser seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

GROWTH STOCKS

Growth Stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1991. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund, which are offered in a separate prospectus. Prior to November 1, 1993, Retail A Shares and Trust Shares of the Fund had the same returns because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]


      1992    6.11%
      1993    5.37%
      1994    0.60%
      1995   33.66%
      1996   20.46%
      1997   30.43%
      1998   25.66%
      1999   26.03%
      2000   -1.60%
      2001  -18.96%


[SIDENOTE]

BEST QUARTER
24.04%
for the quarter ending
December 31, 1998

WORST QUARTER
-17.22%
for the quarter ending
September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001 as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                             SINCE
                                           1 YEAR     5 YEARS  10 YEARS  INCEPTION
---------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)            -23.62%     9.20 %    10.90%     12.50% (12/14/90)
---------------------------------------------------------------------------------------------
Retail A Shares After Taxes on
Distributions(1)                           -23.62%     7.28%      9.41%     11.09% (12/14/90)
---------------------------------------------------------------------------------------------
Retail A Shares After Taxes on
Distributions and Sale of
Fund Shares(1)                             -14.39%     7.43%      8.95%     10.48% (12/14/90)
---------------------------------------------------------------------------------------------
Retail B Shares(2)                         -23.68%     9.27%          -     10.33% (3/4/96)
---------------------------------------------------------------------------------------------
S&P 500 (reflects no deduction for fees,   -11.88%    10.70%     12.93%     14.58% (since 11/30/90)
expenses or taxes)                                                          12.21% (since 2/29/96)
---------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.

[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN   SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE           SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                                 None(2)
------------------------------------------------------------------------------------------------------------
Retail B Shares                                                 None                                5.00%(3)
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares                           0.75%(4)              None          0.58%         1.33%(4)
----------------------------------------------------------------------------------------------------
Retail B Shares                           0.75%(4)          0.95%(5)          0.43%         2.13%(4)
----------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.71%. Total Fund operating expenses after this waiver are expected to be 1.29% for Retail A Shares and 2.09% for Retail B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                   1 YEAR      3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Retail A Shares                      $703         $972      $1,262       $2,084
-------------------------------------------------------------------------------
Retail B Shares(1)                   $716         $967      $1,344       $2,071
-------------------------------------------------------------------------------
Retail B Shares(2)                   $716       $1,067      $1,444       $2,258
-------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

-------------------------------------------------------------------------------
Retail B Shares(1)                   $216         $667      $1,144       $2,071
-------------------------------------------------------------------------------
Retail B Shares(2)                   $216         $667      $1,144       $2,258
-------------------------------------------------------------------------------

(1)  Retail B Shares purchased prior to January 1, 2001.

(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Robert G. Armknecht, CFA, an Executive Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht has been with the Adviser and its predecessors since 1988 and has been the Fund's portfolio manager since it began operations in 1990.

GALAXY GROWTH FUND II

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide investors with capital appreciation. Dividend income, if any, is incidental to capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in the common stock (including depositary receipts) of U.S. and foreign companies which the Adviser believes have above-average growth potential. The Fund normally invests 80% to 90% or more of its total assets in these securities, although the Fund may invest up to 35% of its total assets in other securities, such as convertible and non-convertible debt securities, preferred stock, warrants and money market instruments.

The Fund principally invests in U.S. companies with market capitalizations of at least $250 million, although the Fund also may invest in companies with smaller capitalizations. The Fund may invest up to 25% of its total assets in the securities of foreign companies, including companies in developing countries. While some of the Fund's investments may pay dividends, current income is not a consideration when selecting investments.

In selecting securities for the Fund, the Adviser uses a "bottom-up" approach. It looks for companies that it believes are in dynamic high-growth sectors of the world economy and that are thought to have dominant or strong competitive positions within their sectors. The Adviser also looks for companies thought to have quality management and that are expected to have strong earnings growth potential.

The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund.

The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies (generally, those with market capitalizations below $1.5 billion) tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments

- HEDGING - The Fund may engage in foreign currency transactions to hedge against the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on March 28, 1996 as the Boston 1784 Growth Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. On June 26, 2001, BKB Shares were converted to Retail A Shares.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of Retail A Shares of the Fund during the last calendar year. The return for Retail B Shares would have been different than the figure shown below because each class of shares has different expenses. The figure doesn't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the return would be lower.

[CHART]

     2001   -15.00%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                          SINCE
                                                            1 YEAR    INCEPTION
-----------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                            -19.91%      -14.43% (6/26/00)

Retail A Shares After Taxes on Distributions(1)            -19.91%      -15.58% (6/26/00)

Retail A Shares After Taxes on Distributions
and Sale of Fund Shares(1)                                 -12.12%      -11.34% (6/26/00)

Retail B Shares(2)                                         -19.77%      -13.64% (6/26/00)

Russell 2000 Index (reflects no deduction for
fees, expenses or taxes)                                     2.49%       -2.37% (since 6/30/00)

Russell Midcap Growth Index(3) (reflects no
deduction for fees, expenses or taxes)                     -20.15%      -26.64% (since 6/30/00)

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.

(3) The Fund has changed its benchmark index to the Russell Midcap Growth Index because companies included in this Index more closely represent the composition of the Fund's investment portfolio than the Russell 2000 Index.

[SIDENOTE]

BEST QUARTER
25.81% for the quarter ending December 31, 2001

WORST QUARTER
-24.39% for the quarter ending September 30, 2001

The Russell 2000 Index is an unmanaged index which tracks the performance of the 2000 smallest of the 3000 largest U.S. companies, based on market capitalization.

The Russell Midcap Growth Index is an unmanaged index which tracks the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest of the 1000 largest U.S. companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN   SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE           SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                                 None(2)

Retail B Shares                                                 None                                5.00%(3)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12B-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%              None          0.70%            1.45%

Retail B Shares                              0.75%          0.95%(4)          0.76%            2.46%

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                           $714       $1,007      $1,322       $2,210

Retail B Shares(1)                                        $749       $1,067      $1,511       $2,317

Retail B Shares(2)                                        $749       $1,167      $1,611       $2,547

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $249         $767      $1,311       $2,317

Retail B Shares(2)                                        $249         $767      $1,311       $2,547

(1)  Retail B Shares purchased prior to January 1, 2001.

(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Robert G. Armknecht, CFA, an Executive Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht has been with the Adviser and its predecessors since 1988 and has been the Fund's portfolio manager since October 18, 2001.

GALAXY INTERNATIONAL EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's total assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.

The Sub-Adviser's investment process begins with fundamental analysis of companies, including both bottom-up and top-down factors. Bottom-up analysis includes a thorough understanding of a company's prospects as reflected in its operating cash flow, including industry cycle, capital requirements, growth opportunities and financial structure. Top-down factors are incorporated into the Sub-Adviser's analysis of the company. For example, the Sub-Adviser considers how interest rates and currency may impact prospective cash flow and earnings. Country and market risks, both of which are critically important, are embodied in interest rates, which are the basis for risk-adjusting the Sub-Adviser's return expectations for individual companies. In this way, the Sub-Adviser arrives at a risk-adjusted return potential for each company analyzed, which then gives the Sub-Adviser the basis for comparing investment opportunities across developed and emerging markets.

The Fund will sell a security if it has achieved its performance objective, if fundamentals change performance expectations, or if alternative investments provide potentially more attractive returns.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

[SIDENOTE]

SUB-ADVISER

The Adviser has appointed Oechsle International Advisors, LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.

DERIVATIVES

A derivative is an investment whose value is based on or DERIVED from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

- COUNTRY RISK - The Fund may invest 25% or more of its assets in the securities of companies located in one country. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.

- HEDGING - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.

- SELECTION OF INVESTMENTS - The Adviser and Sub-Adviser evaluate the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]


           1992        -2.29%
           1993        31.62%
           1994        -2.54%
           1995        11.04%
           1996        10.03%
           1997        13.59%
           1998        21.24%
           1999        41.10%
           2000       -20.26%
           2001       -27.18%

[SIDENOTE]

BEST QUARTER
24.36%
for the quarter ending
December 31, 1999

WORST QUARTER
-18.41%
for the quarter ending
September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                    SINCE
                                                                 1 YEAR       5 YEARS  10 YEARS INCEPTION
--------------------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                                 -31.37%         1.23%     5.00%     5.00% (12/30/91)

Retail A Shares After Taxes on Distributions(1)                 -31.84%        -0.16%     3.90%     3.90% (12/30/91)

Retail A Shares After Taxes on Distributions
and Sale of Fund Shares(1)                                      -19.11%         0.99%     3.97%     3.97% (12/30/91)

Retail B Shares(2)                                              -31.53%             -         -    -5.10% (11/1/98)

MSCI EAFE Index(reflects no deduction for fees,
expenses or taxes)                                              -21.44%         0.89%     4.46%     4.46% (since 12/31/91)
                                                                                                   -2.09% (since 10/31/98)

MSCI All Country World ex U.S. Index(3) (reflects no
deduction for fees, expenses or taxes)                          -19.50%         0.89%     4.61%     4.61% (since 12/31/91)
                                                                                                   -0.78% (since 10/31/98)

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge on Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charge work - Retail B Shares" on page 70.

(3) The Fund has changed its benchmark index to the MSCI All Country World ex U.S. Index because this Index includes companies that better represent the composition of the Fund's portfolio than the MSCI EAFE Index.

[SIDENOTE]
The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
EAFE) Index is an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

The Morgan Stanley Capital International (MSCI) All Country World. ex U.S. Index is an unmanaged index of global stock market performance which includes developed and emerging markets but excludes the United States.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN   SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE           SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                                 None(2)

Retail B Shares                                                 None                                5.00%(3)

Retail B Shares                                                 None                                5.50%(4)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12B-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares                           0.88%(5)              None         0.76%(5)      1.64%(5)

Retail B Shares                           0.88%(5)          0.95%(6)         0.83%         2.66%(5)

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) This amount applies to Retail B Shares acquired in the reorganization of The Pillar Funds into Galaxy if you sell your shares in the first year after purchase of the Pillar Fund Class B Shares held prior to the reorganization and gradually declines to 1% in the sixth year after purchase. Your Retail B Shares will automatically convert to Retail A Shares eight years after you purchased the Pillar Fund Class B Shares held prior to the reorganization. See "How to invest in the Funds - How sales charges work."

(5) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Total Fund operating expenses after these waivers are expected to be 1.39% for Retail A Shares and 2.41% for Retail B Shares. These fee waivers may be revised or discontinued at any time.

(6) The Fund may pay Distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- if you acquired your Retail B Shares in connection with the reorganization of The Pillar Funds into Galaxy, your Retail B Shares convert to Retail A Shares eight years after you purchased the Pillar Fund Class B Shares you held prior to the reorganization

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                           $732       $1,063      $1,415       $2,407

Retail B Shares(1)                                        $769       $1,126      $1,610       $2,518

Retail B Shares(2)                                        $769       $1,226      $1,710       $2,746

Retail B Shares(3)                                        $819       $1,226      $1,610       $2,746
----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $269         $826      $1,410       $2,518

Retail B Shares(2)                                        $269         $826      $1,410       $2,746

Retail B Shares(3)                                        $269         $826      $1,410       $2,746

(1)  Retail B Shares purchased prior to January 1, 2001.

(2)  Retail B Shares purchased on or after January 1, 2001.

(3) Retail B Shares acquired in connection with the reorganization of The Pillar Funds into Galaxy.

[SIDENOTE]

PORTFOLIO MANAGERS
The Fund's portfolio managers are Singleton Dewey Keesler, Jr. and Kathleen Harris, CFA. They're primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Keesler is Chief Investment Officer and portfolio manager/research analyst with the Sub-Adviser. He has been associated with the Sub-Adviser and its predecessor since 1986. Ms. Harris has been a portfolio manager at the Sub-Adviser and its predecessor since January 1995. She was previously portfolio manager and investment director for the State of Wisconsin Investment Board. Mr. Keesler and Ms. Harris have co-managed the Fund since August 1996.

GALAXY PAN ASIA FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the common stocks of companies located in or whose principal activities are in Asia and the Pacific Basin. These countries may include Hong Kong, India, Indonesia, Japan, Malaysia, the People's Republic of China, the Philippines, Republic of Korea, Singapore, Taiwan and Thailand. In determining where a company's principal activities are located, the Adviser will consider its country of organization, the principal trading market for its stocks, the source of its revenues and the location of its assets. The Fund emphasizes investments in the developed countries of the region (i.e., Hong Kong, Japan, and Singapore). However, it may also invest in companies located in emerging markets. The Fund will invest mainly in large- and medium-sized companies, although it may invest in companies of any size. The Fund may invest 25% or more of its assets in the securities of companies located in one country, and currently intends to invest at least 50% of its assets in securities of companies located in Japan. The Fund may use derivatives for both hedging and speculative purposes.

The Sub-Adviser determines how much to invest in each country by looking at factors such as prospects for economic growth, expected inflation levels, government policies and the range of available investment opportunities. The Sub-Adviser uses a rigorous bottom-up approach, recognizing that individual companies can do well even in an industry or economy that is not performing well. The Sub-Adviser emphasizes intensive research and stockpicking as the means to identify undervalued stocks in the Asian markets. The investment process is based on a disciplined and systematic approach to identifying under-priced securities. Fundamental parameters that are value- and/or growth-oriented are used to screen the stock universe to identify companies that are likely to outperform. Regular company visits are an intrinsic part of the process. Top-down macro analysis (i.e., the process of looking at economic and political trends in the region and then selecting countries and industries that should benefit from those trends) and market valuation are used to support asset allocation decisions. Quantitative tools are used to help identify and manage exposure to different risk factors.

The Fund will sell a security if, as a result of changes in the economy of a particular country or the Asian and Pacific Basin region in general, the Sub-Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the company that issued the security.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of

[SIDENOTE]

SUB-ADVISER

The Adviser has appointed UOB Global Capital LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.

  securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

- REGIONAL RISK - Because the Fund invests primarily in the stocks of companies located in Asia and the Pacific Basin, the Fund is particularly susceptible to events in that region. Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified.

- COUNTRY RISK - When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country. In particular, you should know that the Japanese economy faces several concerns, including: a financial system with a significant amount of nonperforming loans; high debt on corporate balance sheets; a structurally changing labor market, under which the traditional concept of lifetime employment is at odds with the increasing need for labor mobility; and changing corporate governance models. Japan is heavily dependent on international trade and has been adversely affected by trade tariffs and other protectionist measures.

- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.

- SMALL COMPANIES RISK - Small companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- DERIVATIVES - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments or to seek to increase total return. There's no guarantee the use of derivatives for hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. To the extent that a derivative is not used as a hedge, losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of Retail A Shares during the last calendar year. The return for Retail B Shares was different than the figure shown because each class of shares has different expenses. The figure doesn't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the return would be lower.

[CHART]

     2001   -19.48%

[SIDENOTE]

BEST QUARTER
10.00%
for the quarter ending
December 31, 2001

WORST QUARTER
-16.78%
for the quarter ending
September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices and a composite index calculated by the Fund's administrator. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                            SINCE
                                                            1 YEAR      INCEPTION
-------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                            -24.14%        -27.64% (9/1/00)

Retail A Shares After Taxes on Distributions(1)            -24.14%        -27.88% (9/1/00)

Retail A Shares After Taxes on Distributions and
Sale of Fund Shares(1)                                     -14.70%        -21.96% (9/1/00)

Retail B Shares(2)                                         -24.11%        -27.18% (9/1/00)

MSCI Japan Index(reflects no deduction for fees,
expenses or taxes)                                         -29.40%        -34.50% (since 8/31/00)

MSCI All Country Far East Free ex Japan Index
(reflects no deduction for fees, expenses or taxes)         -2.08%        -18.84% (since 8/31/00)

Composite Index(reflects no deduction for fees,
expenses or taxes)                                         -15.74%        -26.67% (since 8/31/00)

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge on Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charge work - Retail B Shares" on page 70.

[SIDENOTE]

The Morgan Stanley Capital International (MSCI) Japan Index is an unmanaged index generally representative of the stock market of Japan.

The Morgan Stanley Capital International (MSCI) All Country Far East Free ex Japan Index tracks emerging and developed markets, including China, Hong Kong, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand, but excluding Japan.

The Composite Index consists of a 50% weighting in the MSCI Japan Index and 50% weighting in the MSCI All Country Far East Free ex. Japan Index, as calculated by the Fund's administrator.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                         MAXIMUM SALES CHARGE (LOAD)     MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN    SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE            SALE PRICE, WHICHEVER IS LESS
--------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                                    None(2)

Retail B Shares                                                 None                                   5.00%(3)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12B-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares                           1.20%(5)          0.25%(4)       8.76%(5)        10.21%(5)

Retail B Shares                           1.20%(5)          1.00%(6)       7.44%(5)         9.64%(5)

(1) Reduced sales charges may be available. See "How to invest in the Fund - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Fund - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 0.30% of the Fund's average net assets attributable to Retail A Shares but will limit such fees to no more than 0.25% during the current fiscal year.

(5) The Adviser and the Fund's transfer agent have agreed to waive fees and reimburse expenses so that Total Fund operating expenses do not exceed 2.04% and 2.80% for Retail A Shares and Retail B Shares, respectively. These waivers and reimbursements may be revised or discontinued at any time.

(6) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 1.00% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                         $1,512       $3,243      $4,798       $8,029

Retail B Shares(1)                                      $1,442       $2,996      $4,491       $7,799

Retail B Shares(2)                                      $1,442       $3,096      $4,591       $7,741

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $942       $2,696      $4,291       $7,799

Retail B Shares(2)                                        $942       $2,696      $4,291       $7,741

(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Janet Liem, who joined United Overseas Bank Group (UOB) in 1993 and who has been a portfolio manager with the Sub-Adviser since April 2000. Under the supervision of Daniel Chan, a member of the Sub-Adviser's Investment Committee, she is primarily responsible for the day-to-day management of the Fund's investment portfolio.

Ms. Liem, who also serves as Director and Head of Research of UOB Asset Management Ltd. (UOBAM), has over 15 years of investment experience. Mr. Chan has over 20 years investment experience. He currently serves as Chief Investment Officer and Managing Director of UOBAM. He has been with UOB since 1982 and the Sub-Adviser since its inception in 1998. He is responsible for all aspects of the investment process. He is also the current Chairperson of the Investment Management Association of Singapore.

GALAXY SMALL CAP VALUE FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests mainly in the common stocks of small companies that the Adviser believes are undervalued. Under normal market conditions, the Fund invests at least 65% of its total assets in the common stocks of companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its total assets in foreign equity securities.

In selecting portfolio securities for the Fund, the Adviser looks at the underlying strength of companies, their products, their competitive positions and the quality of their management. It also does research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries.

A portfolio security may be sold if the Adviser determines that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the company that issued the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on December 14, 1992 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares (which were first offered on February 12, 1993) and Trust Shares (which were first offered on December 14, 1992), that were similar to the Fund's Retail A Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, of the Fund. The returns shown below for the periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1994         0.32%
1995        31.49%
1996        26.74%
1997        31.23%
1998        -5.66%
1999        10.45%
2000        16.61%
2001        18.29%

[SIDENOTE]

BEST QUARTER
18.67% for the quarter ending September 30, 1997

WORST QUARTER
-15.93% for the quarter ending September 30, 1998

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                SINCE
                                                                1 YEAR         5 YEARS          INCEPTION
------------------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                                 11.48%          12.20%          14.48% (2/12/93)

Retail A Shares After Taxes
on Distributions(1)                                              9.24%           9.08%          11.49% (2/12/93)

Retail A Shares After Taxes on Distributions and Sale
of Fund Shares(1)                                                8.45%           9.04%          11.05% (2/12/93)

Retail B Shares(2)                                              12.42%              -           14.84% (11/1/98)

Russell 2000 Index(reflects no deductions for fees,              2.49%           7.52%          10.46% (since 1/31/93)
expenses or taxes)                                                                               9.86% (since 10/31/98)

S&P SmallCap 600(reflects no deductions for fees,                6.51%          10.65%          12.60% (since 1/31/93)
expenses or taxes)                                                                              13.76% (since 10/31/98)

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.

[SIDENOTE]

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

The Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap 600) is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
--------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                                   None(2)
Retail B Shares                                                 None                                  5.00%(3)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                       TOTAL FUND
                                        MANAGEMENT       AND SERVICE           OTHER        OPERATING
                                              FEES      (12b-1) FEES        EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%              None           0.67%            1.42%
Retail B Shares                              0.75%          0.95%(4)           0.51%            2.21%

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1 % (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                           $711         $998      $1,307       $2,179
Retail B Shares(1)                                        $724         $991      $1,385       $2,161
Retail B Shares(2)                                        $724       $1,091      $1,485       $2,345

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $224         $691      $1,185       $2,161
Retail B Shares(2)                                        $224         $691      $1,185       $2,345

(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Peter Larson, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson has been with the Adviser and its predecessors since 1963 and has managed the Fund, including the Predecessor Fund, since it began operations in 1992.

GALAXY SMALL COMPANY EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the equity securities, primarily common stocks, of small companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. companies, but may invest up to 20% of its total assets in foreign equity securities.

In selecting investments for the Fund, the Adviser looks for promising industries. It then looks within those industries for what are judged to be reasonably priced companies that have above-average growth potential. The Adviser consults a wide range of sources, including management, competitors, other industry sources and regional brokerage analysts.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1992         1.20%
1993        22.75%
1994        -0.06%
1995        38.80%
1996        20.84%
1997        14.17%
1998       -10.94%
1999        38.93%
2000        -5.49%
2001        -0.12%

[SIDENOTE]

BEST QUARTER
44.08% for the quarter ending December 31, 1999

WORST QUARTER
-24.02% for the quarter ending September 30, 1998

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                       SINCE
                                              1 YEAR       5 YEARS      10 YEARS       INCEPTION
---------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)               -5.87%         4.68%        10.10%       10.10% (12/30/91)

Retail A Shares After Taxes
on Distributions(1)                           -5.87%         3.38%         8.93%        8.93% (12/30/91)

Retail A Shares After Taxes
on Distributions and Sale of
Fund Shares(1)                                -3.57%         3.63%         8.30%        8.30%
(12/30/91)

Retail B Shares(2)                            -5.91%         4.73%            -         6.98% (3/4/96)

Russell 2000 Index
(reflects no deduction for fees,               2.49%          7.52%       11.51%       11.51% (since 12/31/91)
expenses or taxes)                                                                      8.68% (since 2/29/96)

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.

[SIDENOTE]

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
--------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                                   None(2)
Retail B Shares                                                 None                                  5.00%(3)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                       TOTAL FUND
                                        MANAGEMENT       AND SERVICE           OTHER        OPERATING
                                              FEES      (12b-1) FEES        EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%              None           0.67%            1.42%
Retail B Shares                              0.75%          0.95%(4)           0.55%            2.25%

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1 % (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                           $711         $998      $1,307       $2,179
Retail B Shares(1)                                        $728       $1,003      $1,405       $2,184
Retail B Shares(2)                                        $728       $1,103      $1,505       $2,376

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $228         $703      $1,205       $2,184
Retail B Shares(2)                                        $228         $703      $1,205       $2,376

(1) Retail B Shares purchased prior to January 1, 2001.

(2) Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Stephen D. Barbaro, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro has been the Fund's portfolio manager since it began operations in 1991. He has been with the Adviser and its predecessors since 1976.

GALAXY LARGE CAP VALUE FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks growth of both capital and income.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests in stocks which are undervalued by the market. These stocks are primarily dividend-paying common stocks of established U.S. companies with large stock market capitalizations (in excess of $5 billion).

In selecting portfolio securities for the Fund, the Adviser seeks to buy the stocks of companies that are fundamentally sound, but have a market price which the Adviser believes is less than the company's intrinsic value relative to its growth prospects. The Adviser's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Fund normally invests in all major industry sectors represented in the S&P 500. The Adviser then conducts an analysis of the fundamental value characteristics (such as price/earnings ratios that are below a company's long-term earnings growth rate, price-to-book value and return on equity) of the companies within those sectors to identify stocks which represent "bargains" with the potential to appreciate in value in the near term.

The Adviser continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of the stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- LARGE CAP VALUE STOCKS - The Fund is subject to the risk that the large capitalization value stocks that it typically holds may underperform other segments of the equity market or the equity markets as a whole.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on April 1, 1992 as the Pillar Equity Value Fund, a separate portfolio (the Predecessor Fund) of The Pillar Funds. On August 27, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold three classes of shares - Class I Shares, Class A Shares and Class B Shares. In connection with the reorganization, holders of Class A Shares and Class B Shares of the Predecessor Fund exchanged their shares for Retail A Shares and Retail B Shares, respectively, of the Fund. The returns shown below for periods prior to August 27, 2001 are for Class A Shares and Class B Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares had different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1993         5.85%
1994        -5.83%
1995        36.35%
1996        21.15%
1997        25.51%
1998        27.18%
1999        13.77%
2000        -3.14%
2001       -16.73%

[SIDENOTE]

BEST QUARTER
22.52% for the quarter ending December 31, 1998

WORST QUARTER
-13.62% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                           SINCE
                                                           1 YEAR       5 YEARS        INCEPTION
---------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                            -21.54%        6.67%             9.62% (4/1/92)

Retail A Shares After Taxes on Distributions(1)            -21.60%        4.70%             7.60% (4/1/92)

Retail A Shares After Taxes on Distributions
and Sale of Fund Shares(1)                                 -13.12%        4.86%             7.29% (4/1/92)

Retail B Shares(2)                                         -21.44%            -             4.86% (5/12/97)

S&P 500                                                    -11.88%       10.70%            13.36% (4/30/92)
(reflects no deduction for fees, expenses or taxes)                                         8.28% (5/31/97)

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares.

(2) The performance of Retail B Shares of the Fund has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased after the reorganization of the Predecessor Fund and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.

[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
--------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                                   None(2)
Retail B Shares                                                 None                                  5.00%(3)
Retail B Shares                                                 None                                  5.50%(4)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                       TOTAL FUND
                                        MANAGEMENT       AND SERVICE           OTHER        OPERATING
                                              FEES      (12b-1) FEES        EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%          0.25%(5)           0.33%            1.33%
Retail B Shares                              0.75%            0.95%6           0.40%            2.10%

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. Your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) This amount applies if you sell your shares in the first year after purchase of the Pillar Fund Class B Shares held prior to the reorganization and gradually declines to 1% in the sixth year after purchase. Your Retail B Shares will automatically convert to Retail A Shares eight years after you purchased the Pillar Fund Class B Shares held priorto the reorganization. See "How to invest in the Funds - How sales charges work."

(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to not more than 0.25% during the current fiscal year.

(6) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                           $703         $972      $1,262       $2,084
Retail B Shares                                           $713       $1,058      $1,429       $2,234
Retail B Shares(1)                                        $763       $1,058      $1,329       $2,234

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------------------------------------
Retail B Shares                                           $213         $658      $1,129       $2,234
Retail B Shares(1)                                        $213         $658      $1,129       $2,234

(1) Retail B Shares acquired in connection with the reorganization of The Pillar Funds into Galaxy.

[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Richard H. Caro. He is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Caro, who has over 30 years of investment experience, has been a portfolio manager with the Adviser and its affiliated organizations since 1993. He has managed the Fund (including the Predecessor Fund) since July 2001.

GALAXY LARGE CAP GROWTH FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests in a diversified portfolio of common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion) that demonstrate long-term earnings growth.

In selecting portfolio securities for the Fund, the Adviser seeks to buy companies that have consistently grown earnings above the S&P 500 earnings growth rate and are attractively priced relative to their growth prospects. The Adviser's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Adviser then conducts an analysis of fundamental growth characteristics (such as return on equity, earnings growth and consistency, and price/earnings ratio) of the companies within those sectors to identify stocks which are likely to appreciate in value.

The Adviser continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of the stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- LARGE CAP GROWTH STOCKS - The Fund is subject to the risk that the large capitalization growth stocks that it typically holds may underperform other segments of the equity market or the equity markets as a whole.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on February 3, 1997 as the Pillar Equity Growth Fund, a separate portfolio (the Predecessor Fund) of The Pillar Funds. On August 27, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold three classes of shares - Class I Shares, Class A Shares and Class B Shares. In connection with the reorganization, holders of Class A Shares and Class B Shares of the Predecessor Fund exchanged their shares for Retail A Shares and Retail B Shares, respectively, of the Fund. The returns shown below for periods prior to August 27, 2001 are for Class A Shares and Class B Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares had different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

           1998        30.69%
           1999        49.12%
           2000       -12.02%
           2001       -24.66%

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                            SINCE
                                              1 YEAR    INCEPTION
                                              ------    ---------
Retail A Shares Before Taxes(1)               -29.01%       6.75%    (2/3/97)

Retail A Shares After Taxes
on Distributions(1)                           -29.01%       3.44%    (2/3/97)

Retail A Shares After Taxes
on Distributions and Sale
of Fund Shares(1)                             -17.67%       4.63%    (2/3/97)

Retail B Shares(2)                            -28.93%       6.53%    (5/21/97)

S&P 500
(reflects no deduction for fees,                            9.54%    (1/31/97)
expenses or taxes)
                                              -11.88%       8.28%    (5/31/97)

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares.

(2) The performance of Retail B Shares of the Fund has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased after the reorganization of the Predecessor Fund and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.

[SIDENOTE]

BEST QUARTER
34.59% for the quarter ending December 31, 1999

WORST QUARTER
-22.04% for the quarter ending September 30, 2001

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                     MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                              ON PURCHASES SHOWN    SHOWN AS A % OF THE OFFERING PRICE OR
                    AS A % OF THE OFFERING PRICE            SALE PRICE, WHICHEVER IS LESS
                    ----------------------------    -------------------------------------
Retail A Shares                         5.75%(1)                                   None(2)
Retail B Shares                             None                                  5.00%(3)
Retail B Shares                             None                                  5.50%(4)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                   DISTRIBUTION                      TOTAL FUND
                   MANAGEMENT       AND SERVICE         OTHER         OPERATING
                         FEES      (12b-1) FEES      EXPENSES          EXPENSES
                   ----------      ------------      --------        ----------
Retail A Shares         0.75%          0.25%(5)         0.36%             1.36%
Retail B Shares         0.75%          0.95%(6)         0.44%             2.14%

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. Your Retail B Shares automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) This amount applies if you sell your shares in the first year after purchase of the Pillar Fund Class B Shares held prior to the reorganization and gradually declines to 1% in the sixth year after purchase. Your Retail B Shares will automatically convert to Retail A Shares eight years after you purchased the Pillar Class B Shares held prior to the reorganization. See "How to invest in the Funds - How sales charges work."

(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to not more than 0.25% during the current fiscal year.

(6) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Retail B Shares convert to Retail A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                  ------      -------     -------     --------
Retail A Shares                     $706         $981      $1,277       $2,116
Retail B Shares                     $717       $1,070      $1,449       $2,274
Retail B Shares(1)                  $767       $1,070      $1,349       $2,269

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

Retail B Shares(2)                  $217         $670      $1,149       $2,274
Retail B Shares(1)                  $217         $670      $1,149       $2,269

(1) Retail B Shares acquired in connection with the reorganization of The Pillar Funds into Galaxy.

[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Glen C. Corbitt, CFA, a Vice President of the Adviser. He is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Corbitt has been associated with the Adviser and its affiliates since 1995 and prior thereto served as an accountant for Rockefeller Financial Services. He co-managed the Fund (including the Predecessor Fund) since April 1999 and, effective June 15, 2000, became the manager of the Fund.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Equity Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS
Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and, in the case of the International Equity and Pan Asia Funds, foreign money market instruments, debt securities of foreign national governments and their agencies, and the securities of U.S. issuers. This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.

OTHER TYPES OF INVESTMENTS
This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

INVESTOR GUIDELINES
The following table gives you a general overview of the risk spectrum for the Galaxy Equity Funds. This is a guide only. It shows the Adviser's current assessment of the potential risk of the Funds relative to one another, but this can change over time. It should not be used to compare the Funds with other mutual funds or other types of investments. Consult your financial adviser to help you decide which Fund is right for you.

RISK SPECTRUM    FUND                      PRIMARY INVESTMENTS
-------------    ----------------------    ------------------------------------
CONSERVATIVE

                  Asset Allocation          - Common stocks and fixed
                                              income securities of domestic
                                              companies

                  Equity Income             - Common stocks of domestic
                                              companies selected primarily for
                                              their income potential

                  Growth and Income         - Common stocks of companies
                                              selected for their growth and
                                              income potential

                  Strategic Equity          - Equity securities of large- and
                                              medium-sized growth companies
                                              that exhibit above-average return
                                              potential relative to their market
                                              price

Moderate          Large Cap Value           - Common stocks of large-sized
                                              companies believed to be
                                              undervalued

                  Equity Value              - Common stocks of large- and
                                              medium-sized companies
                                              believed to be undervalued

                  Large Cap Growth          - Common stocks of large-sized
                                              growth-oriented companies

                  Equity Growth             - Equity securities of growth-
                                              oriented companies

                  Growth II                 - Equity securities of growth-
                                              oriented companies

                  International Equity      - Equity securities of foreign
                                              companies

                  Pan Asia                  - Common stocks of companies
                                              located in Asia and the Pacific
                                              Basin

AGGRESSIVE        Small Cap Value           - Common stocks of smaller
                                              companies believed to be
                                              undervalued

                  Small Company Equity      - Common stocks of smaller
                                              growth-oriented companies

FUND MANAGEMENT

ADVISER
The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation (FleetBoston), was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records.

Prior to March 1, 2001, Summit Bank Investment Management Division, a division of Summit Bank (Summit Bank), served as the investment adviser to the Predecessor Funds of the Large Cap Value Fund and Large Cap Growth Fund. Summit Bank was a wholly-owned subsidiary of Summit Bancorp. On March 1, 2001, FleetBoston acquired Summit Bancorp and, thereafter, the Adviser succeeded Summit Bank as the investment adviser to the Predecessor Funds.

MANAGEMENT FEES
The management fees paid to the Adviser and/or Summit Bank by the Funds during the fiscal year or period ended October 31, 2001 are set forth below.

                                                                 MANAGEMENT FEE
                                                                      AS A % OF
FUND                                                         AVERAGE NET ASSETS
---------------------------------------------------------    ------------------
Asset Allocation Fund                                                     0.75%

Equity Income Fund                                                        0.75%

Growth and Income Fund                                                    0.75%

Strategic Equity Fund                                                     0.55%

Equity Value Fund                                                         0.75%

Equity Growth Fund                                                        0.74%

Growth Fund II                                                            0.63%

International Equity Fund                                                 0.63%

Pan Asia Fund                                                                0%

Small Cap Value Fund                                                      0.75%

Small Company Equity Fund                                                 0.75%

Large Cap Value Fund                                                      0.67%

Large Cap Growth Fund                                                     0.67%

During the fiscal year ended December 31, 2000, the Predecessor Funds to the Large Cap Value Fund and Large Cap Growth Fund paid management fees to Summit Bank at the annual rate of 0.67% and 0.68%, respectively.

SUB-ADVISERS
The Adviser has delegated some of its advisory responsibilities with respect to the International Equity Fund to Oechsle International Advisors, LLC (Oechsle) as sub-adviser. Oechsle determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on international investment and economic developments. The Adviser assists and consults with Oechsle as to the Fund's investment program, approves the list of foreign countries recommended by Oechsle for investment and manages the Fund's daily cash position. Oechsle's fees are paid by the Adviser.

Oechsle has its main office at One International Place, Boston, Massachusetts 02210. Oechsle is the successor to Oechsle

International Advisors, L.P., an international investment firm founded in 1986. At December 31, 2001, Oechsle had discretionary management authority over approximately $14 billion in assets. The Adviser's parent company, FleetBoston, owns an interest in Oechsle.

The Adviser has delegated some of its advisory responsibilities with respect to the Pan Asia Fund to UOB Global Capital LLC (UOBGC) as sub-adviser. UOBGC determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on Asian investment and economic developments. The Adviser assists and consults with UOBGC as to the Fund's investment program, reviews sector and country allocations as determined by UOBGC for investment and manages the Fund's daily cash position. UOBGC's fees are paid by the Adviser.

UOBGC is located at 592 Fifth Avenue, Suite 602, New York, New York 10036. UOBGC has entered into an arrangement with its affiliate, UOB Asset Management Ltd. (UOBAM), pursuant to which UOBAM has agreed to provide appropriate resources, including investment, operations and compliance personnel, to UOBGC. UOBAM is located at UOB Plaza 2, 80 Raffles Place, #03-00, Singapore 048624. At December 31, 2001, together with its affiliates, UOBGC had discretionary management authority over approximately $ 2.3 billion in assets.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES
The Adviser and Sub-Advisers may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or a Sub-Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser and Sub-Advisers will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

HOW TO INVEST IN THE FUNDS

HOW SALES CHARGES WORK
You will normally pay a sales charge to invest in the Funds. If you buy Retail A Shares, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Retail B Shares, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.

RETAIL A SHARES
The table below shows the sales charge you'll pay if you buy Retail A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.

                                          TOTAL SALES CHARGE
                                    ---------------------------------------
                                              AS A % OF           AS A % OF
AMOUNT OF                            THE OFFERING PRICE                YOUR
YOUR INVESTMENT                               PER SHARE          INVESTMENT
---------------------------          ------------------          ----------

Less than $50,000                                 5.75%               6.01%

$50,000 but less
   than $100,000                                  4.50%               4.71%

$100,000 but less
   than $250,000                                  3.50%               3.63%

$250,000 but less
   than $500,000                                  2.50%               2.56%

$500,000 but less
   than $1,000,000                                2.00%               2.04%

$1,000,000 and over                            0.00%(1)            0.00%(1)

(1) There is no front-end sales charge on investments in Retail A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder. However, Galaxy will waive the 1% CDSC on withdrawals of Retail A Shares made through Galaxy's Systematic Withdrawal Plan that don't annually exceed 12% of your account's value. See "Galaxy investor programs - Systematic withdrawal plan" on page 78.

Galaxy's distributor may, from time to time, implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

Certain affiliates of the Adviser may, at their own expense, provide additional compensation to affiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of one or more Funds and to unaffiliated broker-dealers whose customers purchase Retail A Shares of one or more of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of the Adviser's affiliates.

There's no sales charge when you buy Retail A Shares if:

-    You buy shares by reinvesting your dividends and distributions.

- You buy shares with money from another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).

- You're an investment professional who places trades for your clients and charges them a fee.

- You buy shares under an all-inclusive fee program (sometimes called a "wrap fee program") offered by a broker-dealer or other financial institution.

-    You were a Galaxy shareholder before December 1, 1995.

- You were a shareholder of the Boston 1784 Funds on the date when the Funds were reorganized into Galaxy.

[SIDENOTE]

NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Retail A Shares or Retail B Shares, minus the value of the Fund's liabilities attributable to Retail A Shares or Retail B Shares, divided by the number of Retail A Shares or Retail B Shares held by investors.

SALES CHARGE WAIVERS
Ask your financial adviser or Galaxy's distributor, or consult the SAI for other instances in which the sales load on Retail A Shares is waived. When you buy your shares, you must tell your financial adviser or Galaxy's distributor that you qualify for a sales load waiver. To contact Galaxy's distributor, call 1-877-289-4252.

RETAIL B SHARES
If you bought Retail B Shares of a Fund prior to January 1, 2001, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased prior to January 1, 2001:

IF YOU SELL YOUR SHARES                                    YOU'LL PAY A CDSC OF
------------------------------------------------------     --------------------
during the first year                                                     5.00%

during the second year                                                    4.00%

during the third year                                                     3.00%

during the fourth year                                                    3.00%

during the fifth year                                                     2.00%

during the sixth year                                                     1.00%

after the sixth year                                                       None

If you buy Retail B Shares of a Fund on or after January 1, 2001, you won't pay a CDSC unless you sell your shares within seven years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased on or after January 1, 2001:

IF YOU SELL YOUR SHARES                                    YOU'LL PAY A CDSC OF
------------------------------------------------------     --------------------
during the first year                                                     5.00%

during the second year                                                    4.00%

during the third year                                                     4.00%

during the fourth year                                                    4.00%

during the fifth year                                                     3.00%

during the sixth year                                                     2.00%

during the seventh year                                                   1.00%

after the seventh year                                                     None

If you acquired Retail B Shares of the Funds in connection with the reorganization of The Pillar Funds into Galaxy, you won't pay a CDSC unless you sell your shares within six years of your purchase of the Pillar Fund Class B Shares you held prior to the reorganization. The following table shows the schedule of CDSC charges for Retail B Shares acquired in connection with the reorganization of The Pillar Funds into Galaxy:

IF YOU SELL YOUR SHARES                                    YOU'LL PAY A CDSC OF
------------------------------------------------------     --------------------
during the first year                                                     5.50%

during the second year                                                    5.00%

during the third year                                                     4.00%

during the fourth year                                                    3.00%

during the fifth year                                                     2.00%

during the sixth year                                                     1.00%

during the seventh year                                                    None

after the seventh year                                                     None

For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Retail B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. Galaxy will then sell those shares that have the lowest CDSC. There is no CDSC on Retail B Shares that you acquire by reinvesting your dividends and distributions. In addition, there's no CDSC when Retail B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your financial adviser or Galaxy's distributor, or consult the SAI, for other instances in which the CDSC is waived. To contact Galaxy's distributor, call 1-877-289-4252.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES
Retail A Shares of the Funds (other than the Pan Asia, Large Cap Value and Large Cap Growth Funds) can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets (consisting of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). The Funds do not intend to pay more than 0.30% in shareholder service fees with respect to Retail A Shares during the current fiscal year.

Retail A Shares of the Pan Asia Fund can pay distribution (12b-1) fees at an annual rate of up to 0.30% of the Fund's Retail A Share assets and Retail A Shares of the Large Cap Value and Large Cap Growth Funds can pay distribution (12b-1) fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets. No Fund intends to pay more than 0.25% in distribution fees with respect to Retail A Shares during the current fiscal year.

Retail B Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.15% of each Fund's Retail B Share assets. The Funds do not intend to pay more than 0.95% (1.00% with respect to Retail B Shares of the Pan Asia Fund) in distribution and shareholder service (12b-1) fees during the current fiscal year.

Galaxy has adopted separate plans under Rule 12b-1 that allow Galaxy to pay fees (i) from Retail A Share assets of the Pan Asia Fund for selling and distributing Retail A Shares of the Fund, (ii) from Retail A Share assets of the Large Cap Value and Large Cap Growth Funds for selling and distributing Retail A Shares of these Funds, and (iii) from the Retail B Share assets of each Fund for selling and distributing Retail B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

CONVERTING RETAIL B SHARES TO RETAIL A SHARES
If you bought Retail B Shares of a Fund prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund six years after purchase. If you buy Retail B Shares of a Fund on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund eight years after purchase. If you acquired Retail B Shares of the Asset Allocation Fund, Equity Income Fund, International Equity Fund, Large Cap Value Fund or Large Cap Growth Fund in connection with the reorganization of The Pillar Funds into Galaxy, your Retail B Shares will automatically convert to Retail A Shares of the Funds eight years after you purchased the Pillar Fund Class B Shares you held prior to the reorganization.

CHOOSING BETWEEN RETAIL A SHARES AND RETAIL B SHARES
Retail B Shares are subject to higher fees than Retail A Shares. For this reason, Retail A Shares can be expected to pay higher dividends than Retail B Shares. However, because Retail A Shares are subject to an initial sales charge which is deducted at the time you purchase Retail A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Retail A Shares than if you purchase Retail B Shares of the Fund.

In deciding whether to buy Retail A Shares or Retail B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Retail B Shares may equal or exceed the initial sales charge and fees for Retail A Shares. Retail A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years.

Consult your financial adviser for help in choosing the appropriate share class.

BUYING, SELLING AND EXCHANGING SHARES
You can buy and sell Retail A Shares and Retail B Shares of the Funds on any day that the Funds are open for business, which is any day that the New York Stock Exchange is open. The New York Stock Exchange is generally open for trading every Monday through Friday, except national holidays.

Retail A Shares and Retail B Shares have different prices. The price at which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined, after receipt of your order in proper form as described below, less any applicable CDSC. NAV is determined on each day that the New York Stock Exchange is open for trading at the close of regular trading that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the NAV per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

HOW TO BUY SHARES
You can buy shares through your financial adviser or directly from Galaxy's distributor by calling 1-877-289-4252. A financial adviser who places orders on your behalf may charge you a separate fee for their services.

If you want to buy shares and you are a customer of a financial adviser such as a broker-dealer, bank or savings and loan association, including a financial adviser affiliated with the Adviser, you should place your order through your financial adviser. Your financial adviser is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. The financial adviser holds the shares in your name and receives all confirmations of purchases and sales. For details, please contact your financial adviser.

You can also buy shares directly from Galaxy's distributor in any of the following ways:

BUYING BY MAIL
Complete an account application and mail

[SIDENOTE]

MINIMUM INVESTMENT AMOUNTS
The minimum initial investment to open a Fund account is:

-    $2,500 for regular accounts

- $500 for retirement plan accounts, such as IRA, SEP and Keogh Plan accounts

-    $100 for college savings accounts, including Education IRA accounts.

There is generally no minimum initial investment if you participate in the Automatic Investment Program or in a salary reduction retirement plan such as a SIMPLE IRA or 401(k). You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account other than retirement plan accounts. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

it, together with a check payable to each Fund in which you want to invest, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

To make additional investments, send your check to the address above along with one of the following:

- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction

- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE
To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
100 Federal Street
Boston, MA 02110
ABA #0110-0013-8
DDA #79673-5702
Ref: The Galaxy Fund
(Account number)
(Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-289-4252 for an account application.

Your bank or other financial institution may charge you a fee for sending funds by wire.

DISCOUNT PLANS
You may have the sales charges on purchases of Retail A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION - You can add the value of the Retail A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Retail A Shares for purposes of calculating the sales charge.

- LETTER OF INTENT - You can purchase Retail A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Retail A Shares equal to 5% of the amount you indicate in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.

- REINVESTMENT PRIVILEGE - You can reinvest some or all of the money that you receive when you sell Retail A Shares of the Funds in Retail A Shares of any Galaxy Fund within 90 days without paying a sales charge.

- GROUP SALES - If you belong to a qualified group with 50,000 or more members, you can buy Retail A Shares at a reduced sales charge, based on the number of qualified group members.

[SIDENOTE]

DISCOUNT PLANS
You must tell your financial adviser or Galaxy's distributor when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply. To contact Galaxy's distributor, call 1-877-289-4252

HOW TO SELL SHARES
You can sell your shares in several ways: through your financial adviser or directly through Galaxy's distributor by mail, by telephone, or by wire.

If you want to sell your shares and you are a customer of a financial adviser, you must contact your financial adviser for information on how to sell your shares. Your financial adviser is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial adviser, but your financial adviser may charge you a fee. For details, please contact your financial adviser.

You can also sell your shares directly through Galaxy's distributor in any of the following ways:

SELLING BY MAIL
Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

You must include the following:

-    The name of the Fund

-    The number of shares or the dollar amount you want to sell

-    Your account number

-    Your Social Security number or tax identification number

- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

SELLING BY PHONE
You can sell shares by calling Galaxy's distributor at 1-877-289-4252 unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE
Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any bank or other financial institution in the U.S. that is able to receive wire transfers. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

HOW TO EXCHANGE SHARES
You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. You won't pay a sales charge for exchanging your Retail A Shares.

You may exchange Retail B Shares of a Fund for Retail B Shares of any other Galaxy Fund. You won't pay a CDSC when you exchange your Retail B Shares. However, when you sell the Retail B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Retail B Shares which you exchanged.

[SIDENOTE]

SIGNATURE GUARANTEES
When selling your shares by mail or by phone, you must have your signature guaranteed if:

-    you're selling shares worth more than $50,000,

- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian,

- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or

-    you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

TO EXCHANGE SHARES:

-    ask your financial adviser

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-289-4252

-    send your request in writing to:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI 02940-6520

Galaxy doesn't charge any fee for making exchanges but your financial adviser might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege with 60 days' advance written notice to shareholders.

OTHER TRANSACTION POLICIES
If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund, except the Galaxy International Equity Fund and Galaxy Pan Asia Fund, pays any dividends from net investment income each quarter. The Galaxy International Equity Fund and Galaxy Pan Asia Fund pay any dividends from net investment income annually. Each Fund pays any net capital gains at least once a year. It is expected that the Funds' annual distributions will normally - but not always - consist primarily of capital gains rather than ordinary income. Dividends and distributions are paid in cash unless you indicate in the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

Any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

It is expected that each of the Galaxy International Equity Fund and Galaxy Pan Asia Fund will be subject to foreign withholding taxes with respect to dividends and interest received from sources in foreign countries. Each of these Funds may make an election to treat a proportionate amount of these taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit this proportionate amount of taxes against U.S. federal income tax liability or (2) to take this amount as an itemized deduction.


STATE AND LOCAL TAXES
Shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state, its agencies or municipalities.

MISCELLANEOUS
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY INVESTOR PROGRAMS

RETIREMENT PLANS

Retail A Shares and Retail B Shares of the Funds are available for purchase in connection with any of the following retirement plans:

- Individual Retirement Arrangements (IRAs), including Traditional, Roth, Rollover and Education IRAs.

- Simplified Employee Pension Plans (SEPs).

- Keogh money purchase and profit sharing plans.

- Salary reduction retirement plans set up by employers for their employees, which are qualified under Section 401(k) and 403(b) of the Internal Revenue Code.

- SIMPLE IRA plans which are qualified under Section 408(p) of the Internal Revenue Code.

For information about eligibility requirements and other matters concerning these plans and to obtain an application, call your financial adviser or Galaxy's distributor at 1-877-289-4252.

OTHER PROGRAMS
It's also easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call your financial adviser or Galaxy's distributor at 1-877-289-4252.

AUTOMATIC INVESTMENT PROGRAM
You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter except for Education IRAs, in which case the minimum investment is $40 a month or $125 a quarter.

PAYROLL DEDUCTION PROGRAM
You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.

COLLEGE INVESTMENT PROGRAM
The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50. You can also save for college by opening an Education IRA account. The minimum for initial and additional investments in an Education IRA is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $40.

DIRECT DEPOSIT PROGRAM
This program lets you deposit your social security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan. No CDSC will be charged on withdrawals of Retail B Shares made through the plan that don't annually exceed 12% of your account's value.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by calling your financial adviser or writing to Galaxy at:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

Please allow at least five days for the cancellation to be processed.

HOW TO REACH GALAXY

THROUGH YOUR FINANCIAL ADVISER

Your financial adviser can help you buy, sell or exchange shares and can answer questions about your account.

GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-289-4252, Monday through Friday, 8 a.m. to 6 p.m. (Eastern time), for help from a Galaxy representative.

INVESTCONNECT
InvestConnect is Galaxy's shareholder voice response system. Call 1-877-289-4252 from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week. InvestConnect may not be available to you if you invest in Galaxy through a financial adviser.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.

THE INTERNET
Please visit Galaxy's Web site at: www.galaxyfunds.com

[SIDENOTE]
HEARING IMPAIRED
Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

FINANCIAL HIGHLIGHTS
The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Retail A Shares and Retail B Shares for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). Certain information reflects the financial performance of a single Retail A Share or Retail B Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares and Retail B Shares of each Fund, assuming all dividends and distributions were reinvested.

The Large Cap Value Fund and Large Cap Growth Fund began operations as separate portfolios (the Predecessor Pillar Funds) of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Pillar Funds offered and sold three classes of shares - Class A Shares, Class B Shares and Class I Shares. In connection with the reorganization, the holders of Class A Shares and Class B Shares of the Predecessor Pillar Funds exchanged their shares for Retail A Shares and Retail B Shares, respectively, of the Large Cap Value Fund and Large Cap Growth Fund.

Except as described below with respect to the Large Cap Value Fund and Large Cap Growth Fund, the information in the financial highlight tables for the fiscal years or periods ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. The information for the fiscal years ended October 31, 1998 and 1997 was audited by Galaxy's former auditors.

With respect to the Large Cap Value Fund and Large Cap Growth Fund, the information for the fiscal years ended December 31, 2000, 1999, 1998, 1997 and 1996 was audited by the Predecessor Pillar Funds' former auditors, Arthur Andersen LLP, whose report dated February 15, 2001 is also incorporated by reference into the SAI.

The Annual Report and SAI are available free of charge upon request.

GALAXY ASSET ALLOCATION FUND
(For a share outstanding throughout each period)

                                                                                 YEARS ENDED OCTOBER 31,
                                 ----------------------------------------------------------------------------------------------
                                         2001                      2000                   1999                    1998
                                 ---------------------     --------------------    -------------------    -------------------
                                 RETAIL A     RETAIL B     RETAIL A    RETAIL B    RETAIL A   RETAIL B    RETAIL A   RETAIL B
                                  SHARES       SHARES       SHARES      SHARES      SHARES     SHARES      SHARES     SHARES
                                 --------     --------     --------    --------    --------   --------    --------   --------
Net asset value,
beginning of period               $18.79       $18.74       $17.74      $17.70      $16.95     $16.92      $16.46    $ 16.43
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment income(1)         0.33(3)      0.22(3)      0.37(3)     0.24(3)     0.37       0.25        0.38       0.29
   Net realized and
   unrealized gain
   (loss) on investments           (3.08)       (3.06)        1.36        1.36        1.21       1.21        1.72       1.71
                                 --------     --------     --------    --------    --------   --------    --------   --------
Total from investment
operations                         (2.75)       (2.84)        1.73        1.60        1.58       1.46        2.10       2.00
LESS DISTRIBUTIONS:
   Dividends from net
   investment income               (0.35)       (0.24)       (0.37)      (0.25)      (0.36)     (0.25)      (0.40)     (0.30)
   Distributions from net
   realized capital gains          (0.74)       (0.74)       (0.31)      (0.31)      (0.43)     (0.43)      (1.21)     (1.21)
                                 --------     --------     --------    --------    --------   --------    --------   --------
Total distributions                (1.09)       (0.98)       (0.68)      (0.56)      (0.79)     (0.68)      (1.61)     (1.51)
Net increase (decrease)
in net asset value                 (3.84)       (3.82)        1.05        1.04        0.79       0.78        0.49       0.49
Net asset value,
end of period                     $14.95       $14.92       $18.79      $18.74      $17.74     $17.70      $16.95     $16.92
                                 ========     ========     ========    ========    ========   ========    ========   ========
Total return(2)                   (15.18)%     (15.72)%       9.98%       9.20%       9.53%      8.76%      13.85%       13.14%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (in 000s)             $289,882     $106,074     $371,590    $105,980    $389,077    $91,199    $323,498      $57,876
RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income including
   reimbursement/waiver             2.01%        1.33%        2.01%       1.31%       2.11%      1.43%       2.43%      1.77%
   Operating expenses
   including
   reimbursement/waiver             1.33%        2.01%        1.29%       1.99%       1.32%      2.00%       1.33%      1.99%
   Operating expenses
   excluding
   reimbursement/waiver             1.34%        2.02%        1.29%       1.99%       1.32%      2.00%       1.33%      1.99%
Portfolio turnover rate               65%          65%          59%         59%        135%       135%        108%       108%

                                ----------------------
                                           1997
                                  --------------------
                                  RETAIL A    RETAIL B
                                   SHARES      SHARES
                                  --------    --------
Net asset value,
beginning of period                 $14.52     $14.51
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment income(1)           0.40       0.29
   Net realized and
   unrealized gain
   (loss) on investments              2.43       2.42
                                  --------    --------
Total from investment
operations                            2.83       2.71
LESS DISTRIBUTIONS:
   Dividends from net
   investment income                 (0.38)     (0.28)
   Distributions from net
   realized capital gains            (0.51)     (0.51)
                                  --------    --------
Total distributions                  (0.89)     (0.79)
Net increase (decrease)
in net asset value                    1.94       1.92
Net asset value,
end of period                       $16.46     $16.43
                                  ========    ========
Total return(2)                      20.23%     19.34%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (in 000s)               $177,239    $30,688
RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income including
   reimbursement/waiver               2.66%      1.95%
   Operating expenses
   including
   reimbursement/waiver               1.37%      2.10%
   Operating expenses
   excluding
   reimbursement/waiver               1.37%      2.19%
Portfolio turnover rate                 58%        58%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.33(3), $0.37(3), $0.37, $0.38 and $0.40, respectively.
    Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.22(3), $0.24(3), $0.25, $0.29 and $0.28, respectively.

(2) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

GALAXY EQUITY INCOME FUND
(For a share outstanding throughout each period)

                                                                                         YEARS ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
                                                         2001                     2000                   1999
                                                 --------------------     --------------------    --------------------
                                                 RETAIL A    RETAIL B     RETAIL A    RETAIL B    RETAIL A   RETAIL B
                                                  SHARES      SHARES       SHARES      SHARES      SHARES    SHARES(1)
                                                 --------    --------     --------    --------    --------   ---------
Net asset value, beginning of period              $17.77      $17.50       $19.50      $19.25      $19.67      $19.48
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                         0.13        0.04         0.16(4)     0.03(4)     0.19        0.11
   Net realized and unrealized gain (loss)
   on investments                                  (2.45)      (2.43)        1.22        1.21        1.69        1.62
                                                 --------    --------     --------    --------    --------   ---------
Total from investment operations                   (2.32)      (2.39)        1.38        1.24        1.88        1.73
LESS DISTRIBUTIONS:
   Dividends from net investment income            (0.12)      (0.02)       (0.16)      (0.04)      (0.20)      (0.11)
   Distributions from net realized capital gains   (2.41)      (2.41)       (2.95)      (2.95)      (1.85)      (1.85)
                                                 --------    --------     --------    --------    --------   ---------
Total distributions                                (2.53)      (2.43)       (3.11)      (2.99)      (2.05)      (1.96)
Net increase (decrease) in net asset value         (4.85)      (4.82)       (1.73)      (1.75)      (0.17)      (0.23)
Net asset value, end of period                    $12.92      $12.68       $17.77      $17.50      $19.50      $19.25
                                                 ========    ========     ========    ========    ========   =========
Total return(3)                                   (14.78)%    (15.43)%       8.45%       7.71%      10.14%       9.38%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)          $147,082     $14,752     $188,847      $3,969    $213,041      $3,213
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                             0.95%       0.26%        0.91%       0.19%       0.97%       0.33%
   Operating expenses including
   reimbursement/waiver                             1.34%       2.03%        1.33%       2.04%       1.33%       1.97%
   Operating expenses excluding
   reimbursement/waiver                             1.34%       2.08%        1.33%       2.08%       1.33%       2.23%
Portfolio turnover rate                               62%         62%          51%         51%         38%         38%

                                                    ---------------------
                                                      1998        1997
                                                    --------    --------
                                                    RETAIL A    RETAIL A
                                                     SHARES      SHARES
                                                    --------    --------
Net asset value, beginning of period                 $18.82      $16.91
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                            0.25        0.30
   Net realized and unrealized gain (loss)
   on investments                                      2.43        3.35
                                                    --------    --------
Total from investment operations                       2.68        3.65
LESS DISTRIBUTIONS:
   Dividends from net investment income               (0.25)      (0.30)
   Distributions from net realized capital gains      (1.58)      (1.44)
                                                    --------    --------
Total distributions                                   (1.83)      (1.74)
Net increase (decrease) in net asset value             0.85        1.91
Net asset value, end of period                       $19.67      $18.82
                                                    ========    ========
Total return(3)                                       15.23%      23.28%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)             $207,850    $169,276
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                1.30%       1.70%
   Operating expenses including
   reimbursement/waiver                                1.34%       1.39%
   Operating expenses excluding
   reimbursement/waiver                                1.34%       1.41%
Portfolio turnover rate                                  46%         37%

(1) The Fund began issuing Retail B Shares on November 1, 1998.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.13, $0.16(4), $0.19, $0.25 and $0.30, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000 and 1999 were $0.03, $0.03(4) and $0.08, respectively.

(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.

GALAXY GROWTH AND INCOME FUND
(For a share outstanding throughout each period)

                                                                               YEARS ENDED OCTOBER 31,
                                 ------------------------------------------------------------------------------------------
                                          2001                   2000                  1999                    1998
                                 --------------------    -------------------    -------------------    --------------------
                                 RETAIL A    RETAIL B    RETAIL A   RETAIL B    RETAIL A   RETAIL B    RETAIL A    RETAIL B
                                  SHARES      SHARES      SHARES     SHARES      SHARES     SHARES      SHARES      SHARES
                                 --------    --------    --------   --------    --------   --------    --------    --------
Net asset value,
beginning of period               $16.37      $16.23       $15.98     $15.90      $14.87     $14.83      $16.24     $16.23
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment
   income (loss)(1)                 0.02       (0.09)        0.02      (0.10)       0.08(4)   (0.04)(4)    0.12          -(3)
   Net realized and
   unrealized gain
   (loss) on investments           (2.39)      (2.36)        1.33       1.34        2.02       2.02        1.32       1.31
                                 --------    --------    --------   --------    --------   --------    --------    --------
Total from investment
operations                         (2.37)      (2.45)        1.35       1.24        2.10       1.98        1.44       1.31
LESS DISTRIBUTIONS:
   Dividends from net
   investment income               (0.02)          -        (0.05)         -       (0.08)         -       (0.13)     (0.03)
   Dividends in excess of
   net investment income               -(3)        -            -(3)       -           -          -           -          -
   Distributions from net
   realized capital gains          (1.28)      (1.28)       (0.91)     (0.91)      (0.91)     (0.91)      (2.68)     (2.68)
                                 --------    --------    --------   --------    --------   --------    --------    --------
Total distributions                (1.30)      (1.28)       (0.96)     (0.91)      (0.99)     (0.91)      (2.81)     (2.71)
Net increase (decrease)
in net asset value                 (3.67)      (3.73)        0.39       0.33        1.11       1.07       (1.37)     (1.40)
Net asset value,
end of period                     $12.70      $12.50       $16.37     $16.23      $15.98     $15.90      $14.87     $14.83
                                 ========    ========    ========   ========    ========   ========    ========    ========
Total return(2)                   (15.46)%    (16.11)%       9.06%      8.35%      14.56%     13.72%       9.93%      9.09%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (in 000s)             $259,884     $48,512     $217,423    $61,857    $232,110    $62,366    $214,110    $53,216
RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income (loss) including
   reimbursement/waiver             0.07%      (0.64)%       0.16%     (0.60)%      0.53%     (0.22)%      0.75%      0.01%
   Operating expenses
   including
   reimbursement/waiver             1.34%       2.05%        1.28%      2.04%       1.28%      2.03%       1.28%      2.02%
   Operating expenses
   excluding
   reimbursement/waiver             1.36%       2.05%        1.37%      2.04%       1.38%      2.04%       1.35%      2.02%
Portfolio turnover rate               19%         19%          42%        42%         20%        20%         38%        38%

                                  ---------------------
                                          1997
                                  --------------------
                                  RETAIL A    RETAIL B
                                   SHARES      SHARES
                                  --------    --------
Net asset value,
beginning of period                $13.78     $13.77
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment
   income (loss)(1)                  0.18       0.10
   Net realized and
   unrealized gain
   (loss) on investments             3.67       3.65
                                  --------    --------
Total from investment
operations                           3.85       3.75
LESS DISTRIBUTIONS:
   Dividends from net
   investment income                (0.20)     (0.10)
   Dividends in excess of
   net investment income                -          -
   Distributions from net
   realized capital gains           (1.19)     (1.19)
                                  --------    --------
Total distributions                 (1.39)     (1.29)
Net increase (decrease)
in net asset value                   2.46       2.46
Net asset value,
end of period                      $16.24     $16.23
                                  ========    ========
Total return(2)                     30.10%     29.11%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (in 000s)              $141,884    $35,178
RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income (loss) including
   reimbursement/waiver              1.18%      0.31%
   Operating expenses
   including
   reimbursement/waiver              1.27%      2.05%
   Operating expenses
   excluding
   reimbursement/waiver              1.45%      2.28%
Portfolio turnover rate                93%        93%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.02, $0.01, $0.07(4), $0.10 and $0.18, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.09), $(0.10), $(0.04)(4), $0.00 and $0.08, respectively.

(2) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(3) Net investment income per share and dividends in excess of net investment income were less than $0.005.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.

GALAXY STRATEGIC EQUITY FUND
(For a share outstanding throughout each period)

                                                                             YEARS ENDED OCTOBER 31,
                                                   ----------------------------------------------------------------------
                                                            2001                     2000                    1999
                                                   ---------------------     --------------------    --------------------
                                                   RETAIL A     RETAIL B     RETAIL A    RETAIL B    RETAIL A    RETAIL B
                                                    SHARES       SHARES       SHARES      SHARES      SHARES      SHARES
                                                   --------     --------     --------    --------    --------    --------
Net asset value, beginning of period                $10.46       $10.37        $9.89       $9.84       $9.62       $9.61
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)                    0.03(4)     (0.06)(4)     0.04       (0.04)       0.04(4)    (0.02)(4)
   Net realized and unrealized gain (loss)
   on investments                                    (0.11)       (0.11)        1.75        1.75        0.27        0.26
                                                   --------     --------     --------    --------    --------    --------
Total from investment operations                     (0.08)       (0.17)        1.79        1.71        0.31        0.24
LESS DISTRIBUTIONS:
   Dividends from net investment income              (0.03)           -        (0.04)          -(5)    (0.03)          -
   Distributions from net realized capital gains     (0.33)       (0.33)       (1.18)      (1.18)      (0.01)      (0.01)
                                                   --------     --------     --------    --------    --------    --------
Total distributions                                  (0.36)       (0.33)       (1.22)      (1.18)      (0.04)      (0.01)
Net increase (decrease) in net asset value           (0.44)       (0.50)        0.57        0.53        0.27        0.23
Net asset value, end of period                      $10.02        $9.87       $10.46      $10.37       $9.89       $9.84
                                                   ========     ========     ========    ========    ========    ========
Total return(3)                                      (0.83)%      (1.71)%      21.09%      20.33%       3.25%       2.50%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)              $8,400       $2,286       $8,505      $1,555      $8,229      $1,348
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                               0.25%       (0.53)%       0.40%      (0.35)%      0.41%      (0.24)%
   Operating expenses including
   reimbursement/waiver                               1.24%        2.02%        1.20%       1.95%       1.19%       1.84%
   Operating expenses excluding
   reimbursement/waiver                               1.50%        2.26%        1.60%       2.35%       1.63%       2.40%
Portfolio turnover rate                                 81%          81%          81%         81%         79%         79%

                                                         PERIOD ENDED
                                                           OCTOBER 31
                                                     ---------------------
                                                            1998(1)
                                                     ---------------------
                                                     RETAIL A     RETAIL B
                                                      SHARES       SHARES
                                                     --------     --------
Net asset value, beginning of period                   $10.00       $10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)                          -(5)     (0.02)
   Net realized and unrealized gain (loss)
   on investments                                       (0.38)       (0.37)
                                                     --------     --------
Total from investment operations                        (0.38)       (0.39)
LESS DISTRIBUTIONS:
   Dividends from net investment income                     -            -
   Distributions from net realized capital gains            -            -
                                                     --------     --------
Total distributions                                         -            -
Net increase (decrease) in net asset value              (0.38)       (0.39)
Net asset value, end of period                          $9.62        $9.61
                                                     ========     ========
Total return(3)                                         (3.75)%(6)   (4.76)%(6)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                 $4,051         $583
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                                  0.06%(7)    (0.55)%(7)
   Operating expenses including
   reimbursement/waiver                                  1.40%(7)     2.01%(7)
   Operating expenses excluding
   reimbursement/waiver                                  2.41%(7)     3.05%(7)
Portfolio turnover rate                                    30%(6)       30%(6)

(1) The Fund commenced operations on March 4, 1998.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 were $0.00(4), $0.00, $0.00(4) and
    $0.00, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 were $(0.06)(4), $(0.08), $(0.08)(4) and $(0.06), respectively.

(3) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the year.

(5) Net investment income per share and dividends from net investment income are less than $0.005.

(6) Not Annualized.

(7) Annualized.

GALAXY EQUITY VALUE FUND
(For a share outstanding throughout each period)

                                                                                     YEARS ENDED OCTOBER 31,
                                 -----------------------------------------------------------------------------------------------
                                          2001                    2000                     1999                     1998
                                 --------------------     --------------------     --------------------     --------------------
                                 RETAIL A    RETAIL B     RETAIL A    RETAIL B     RETAIL A    RETAIL B     RETAIL A    RETAIL B
                                  SHARES      SHARES       SHARES      SHARES       SHARES      SHARES       SHARES      SHARES
                                 --------    --------     --------    --------     --------    --------     --------    --------
Net asset value,
beginning of period               $17.05      $16.73       $18.28      $18.08       $16.50      $16.44       $18.21      $18.24
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment
   income (loss)(1)                (0.02)      (0.10)       (0.02)      (0.15)       (0.03)      (0.15)        0.03       (0.08)
   Net realized and
   unrealized gain
   (loss) on investments           (1.66)      (1.64)        1.25        1.25         2.42        2.40         1.50        1.48
                                 --------    --------     --------    --------     --------    --------     --------    --------
Total from investment
operations                         (1.68)      (1.74)        1.23        1.10         2.39        2.25         1.53        1.40
LESS DISTRIBUTIONS:
   Dividends from net
   investment income                   -           -        (0.01)          -            -           -        (0.04)          -
   Dividends in excess of
   net investment income               -           -            -(3)        -            -           -            -           -
   Dividends from net
   realized capital gains          (2.89)      (2.89)       (2.45)      (2.45)       (0.61)      (0.61)       (3.20)      (3.20)
                                 --------    --------     --------    --------     --------    --------     --------    --------
Total distributions                (2.89)      (2.89)       (2.46)      (2.45)       (0.61)      (0.61)       (3.24)      (3.20)
Net increase (decrease)
in net asset value                 (4.57)      (4.63)       (1.23)      (1.35)        1.78        1.64        (1.71)      (1.80)
Net asset value,
end of period                     $12.48      $12.10       $17.05      $16.73       $18.28      $18.08       $16.50      $16.44
                                 ========    ========     ========    ========     ========    ========     ========    ========
Total return(2)                   (10.27)%    (11.00)%       7.83%       7.12%       14.63%      13.81%        9.88%       9.07%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end
   of period (in 000s)          $180,435     $25,776     $226,836     $30,555     $258,332     $30,988     $234,730     $23,103
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   (loss) including
   reimbursement/waiver            (0.17)%     (0.91)%      (0.10)%     (0.83)%      (0.16)%     (0.87)%       0.15%      (0.54)%
   Operating expenses
   including
   reimbursement/waiver             1.39%       2.13%        1.36%       2.09%        1.37%       2.08%        1.37%       2.06%
   Operating expenses
   excluding
   reimbursement/ waiver            1.40%       2.15%        1.36%       2.12%        1.37%       2.08%        1.37%       2.06%
Portfolio turnover rate              127%        127%          72%         72%          75%         75%          82%         82%

                                ------------------------
                                            1997
                                   ---------------------
                                   RETAIL A     RETAIL B
                                    SHARES       SHARES
                                   --------     --------
Net asset value,
beginning of period                 $15.96      $15.99
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment
   income (loss)(1)                   0.11           -
   Net realized and
   unrealized gain
   (loss) on investments              4.16        4.17
                                   --------     --------
Total from investment
operations                            4.27        4.17
LESS DISTRIBUTIONS:
   Dividends from net
   investment income                 (0.12)      (0.02)
   Dividends in excess of
   net investment income                 -           -
   Dividends from net
   realized capital gains            (1.90)      (1.90)
                                   --------     --------
Total distributions                  (2.02)      (1.92)
Net increase (decrease)
in net asset value                    2.25        2.25
Net asset value,
end of period                       $18.21      $18.24
                                   ========     ========
Total return(2)                      29.48%      28.60%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end
   of period (in 000s)            $182,641     $14,958
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   (loss) including
   reimbursement/waiver               0.63%      (0.13)%
   Operating expenses
   including
   reimbursement/waiver               1.38%       2.07%
   Operating expenses
   excluding
   reimbursement/ waiver              1.38%       2.38%
Portfolio turnover rate                111%        111%

(1) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.02), $(0.02), $(0.03), $0.03 and
    $0.11, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.10), $(0.15),
    $(0.15), $(0.08) and $(0.03), respectively.

(2) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(3) Dividends in excess of net investment income per share were less than $0.005.

GALAXY EQUITY GROWTH FUND
(For a share outstanding throughout each period)

                                                             YEARS ENDED OCTOBER 31,
                                   -----------------------------------------------------------------------
                                            2001                     2000                     1999
                                   ---------------------     --------------------     --------------------
                                   RETAIL A     RETAIL B     RETAIL A    RETAIL B     RETAIL A    RETAIL B
                                    SHARES       SHARES       SHARES      SHARES       SHARES      SHARES
                                   --------     --------     --------    --------     --------    --------
Net asset value,
beginning of period                 $32.31       $31.22       $28.99       $28.27       $24.47      $24.07
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment
   income (loss)(1)                  (0.07)       (0.21)       (0.10)(3)    (0.35)(3)    (0.06)      (0.20)
   Net realized and
   unrealized gain (loss)
   on investments                    (8.91)       (8.59)        5.14         5.02         6.48        6.30
                                   --------     --------     --------    --------     --------    --------
Total from investment
operations                           (8.98)       (8.80)        5.04         4.67         6.42        6.10
LESS DISTRIBUTIONS:
   Dividends from net
   investment income                     -            -            -            -            -           -
   Dividends in excess of
   net investment income                 -            -            -            -            -           -
   Dividends from net
   realized capital gains            (3.63)       (3.63)       (1.72)       (1.72)       (1.90)      (1.90)
                                   --------     --------     --------    --------     --------    --------
Total dividends                      (3.63)       (3.63)       (1.72)       (1.72)       (1.90)      (1.90)
Net increase (decrease)
in net asset value                  (12.61)      (12.43)        3.32         2.95         4.52        4.20
Net asset value,
end of period                       $19.70       $18.79       $32.31       $31.22       $28.99      $28.27
                                   ========     ========     ========    ========     ========    ========
Total return(2)                     (30.57)%     (31.16)%      18.18%       17.29%       27.55%      26.63%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end
   of period (in 000s)            $346,214      $92,292     $580,417     $130,347     $443,639     $71,525
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   (loss) including
   reimbursement/waiver              (0.28)%      (1.08)%      (0.33)%      (1.11)%      (0.25)%     (0.96)%
   Operating expenses
   including
   reimbursement/waiver               1.31%        2.11%        1.28%        2.07%        1.34%       2.05%
   Operating expenses
   excluding
   reimbursement/waiver               1.33%        2.13%        1.28%        2.09%        1.34%       2.08%
Portfolio turnover rate                 48%          48%          54%          54%          53%         53%

                                 -----------------------------------------------
                                          1998                      1997
                                 ----------------------     --------------------
                                 RETAIL A      RETAIL B     RETAIL A    RETAIL B
                                  SHARES        SHARES       SHARES      SHARES
                                 --------      --------     --------    --------
Net asset value,
beginning of period                $25.14       $24.91       $20.37      $20.26
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment
   income (loss)(1)                  0.01        (0.16)3       0.07       (0.09)(3)
   Net realized and
   unrealized gain (loss)
   on investments                    3.19         3.16         6.05        6.02
                                 --------      --------     --------    --------
Total from investment
operations                           3.20         3.00         6.12        5.93
LESS DISTRIBUTIONS:
   Dividends from net
   investment income                (0.03)           -        (0.07)          -
   Dividends in excess of
   net investment income                -(4)         -(4)         -           -
   Dividends from net
   realized capital gains           (3.84)       (3.84)       (1.28)      (1.28)
                                 --------      --------     --------    --------
Total dividends                     (3.87)       (3.84)       (1.35)      (1.28)
Net increase (decrease)
in net asset value                  (0.67)       (0.84)        4.77        4.65
Net asset value,
end of period                      $24.47       $24.07       $25.14      $24.91
                                 ========      ========     ========    ========
Total return(2)                     14.73%       13.98%       31.61%      30.78%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end
   of period (in 000s)           $312,951      $34,693     $226,330     $20,363
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   (loss) including
   reimbursement/waiver              0.02%       (0.68)%       0.30%      (0.40)%
   Operating expenses
   including
   reimbursement/waiver              1.34%        2.04%        1.37%       2.07%
   Operating expenses
   excluding
   reimbursement/waiver              1.34%        2.04%        1.37%       2.30%
Portfolio turnover rate                60%          60%          66%         66%

(1) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.08), ($0.10)(3), $(0.06), $0.01 and
    $0.07, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.21),
    $(0.35)(3), $(0.21), $(0.16)(3) and $(0.14)(3), respectively.

(2) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the year.

(4) Dividends in excess of net investment income per share were less than $0.005.

GALAXY GROWTH FUND II
(For a share outstanding throughout each period)

                                                                        YEAR ENDED             PERIOD ENDED
                                                                        OCTOBER 31,             OCTOBER 31,
                                                                   --------------------    ---------------------
                                                                           2001                  2000(1,2)
                                                                   --------------------    ---------------------
                                                                   RETAIL A    RETAIL B    RETAIL A     RETAIL B
                                                                    SHARES      SHARES      SHARES       SHARES
                                                                   --------    --------    --------     --------
Net asset value, beginning of period                                $14.68      $14.68      $13.47       $13.47
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(3)                                   (0.07)(5)   (0.15)(5)   (0.04)(5)    (0.03)(5)
   Net realized and unrealized gain (loss)
   on investments                                                    (4.23)      (4.23)       1.25         1.24
                                                                   --------    --------    --------     --------
Total from investment operations                                     (4.30)      (4.38)       1.21         1.21
LESS DISTRIBUTIONS:
   Dividends from net investment income                                  -           -           -            -
   Dividends from net realized capital gains                         (1.28)      (1.28)          -            -
   Dividends in excess of net realized capital gains                     -(6)        -(6)        -            -
                                                                   --------    --------    --------     --------
Total distributions                                                  (1.28)      (1.28)          -            -
Net increase (decrease) in net asset value                           (5.58)      (5.66)       1.21         1.21
Net asset value, end of period                                       $9.10       $9.02      $14.68       $14.68
                                                                   ========    ========    ========     ========
Total return(4)                                                     (30.96)%    (31.46)%      8.91%(7)     8.76%(7)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                             $37,611        $911      $1,638         $688
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including reimbursement/waiver       (0.75)%     (1.45)%     (0.65)%(8)   (1.29)%(8)
   Operating expenses including reimbursement/waiver                  1.22%       1.92%       1.23%(8)     1.87%(8)
   Operating expenses excluding reimbursement/waiver                  1.45%       2.46%       1.35%(8)     2.25%(8)
Portfolio turnover rate                                                 51%         51%         28%(7)       28%(7)

(1) The Fund commenced operations on March 28, 1996 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares or BKB Shares of the Galaxy Growth Fund II. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.

(2) The Fund began offering Retail A Shares and Retail B Shares on June 26,
    2000.

(3) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and or the Administrator for Retail A Shares for the year ended October 31, 2001 and period ended October 31, 2000 were $(0.10)(5) and $(0.04)(5), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the year ended October 31, 2001 and period ended October 31, 2000 were $(0.21)(5) and $(0.03)(5), respectively.

(4) Calculation does not include the effect of any sale charges for Retail A Shares and Retail B Shares.

(5) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(6) Dividends in excess of net realized capital gains per share were less than $0.005.

(7) Not Annualized.

(8) Annualized.

GALAXY INTERNATIONAL EQUITY FUND
(For a share outstanding throughout each period)

                                                                         YEARS ENDED OCTOBER 31
                                                ----------------------------------------------------------------------------------
                                                       2001                  2000                1999             1998      1997
                                                -------------------   -------------------  -------------------  --------  --------
                                                RETAIL A   RETAIL B    RETAIL A  RETAIL B  RETAIL A  RETAIL B   RETAIL A  RETAIL A
                                                 SHARES     SHARES      SHARES    SHARES    SHARES   SHARES(1)   SHARES    SHARES
                                                --------   --------   ---------  --------  --------  ---------  --------  --------
Net asset value, beginning of period             $19.44     $19.28      $20.86    $20.80    $16.75    $16.85     $15.18    $13.94
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)                 0.03      (0.10)      0.41(4)   0.22(4)   0.01(4)   (0.09)(4)   0.07      0.01
   Net realized and unrealized gain
   (loss) on investments                          (5.75)     (5.72)      (0.59)    (0.55)     4.72      4.74       1.93      2.09
                                                --------   --------   ---------  --------  --------  ---------  --------  --------
Total from investment operations                  (5.72)     (5.82)      (0.18)    (0.33)     4.73      4.65       2.00      2.10
LESS DISTRIBUTIONS:
   Dividends from net investment income           (0.28)     (0.14)      (0.05)        -     (0.05)    (0.13)     (0.07)    (0.18)
   Dividends from net realized capital gains      (2.28)     (2.28)      (1.19)    (1.19)    (0.57)    (0.57)     (0.36)    (0.68)
                                                --------   --------   ---------  --------  --------  ---------  --------  --------
Total distributions                               (2.56)     (2.42)      (1.24)    (1.19)    (0.62)    (0.70)     (0.43)    (0.86)
Net increase (decrease) in net asset value        (8.28)     (8.24)      (1.42)    (1.52)     4.11      3.95       1.57      1.24
Net asset value, end of period                  $ 11.16     $11.04      $19.44    $19.28    $20.86    $20.80     $16.75    $15.18
                                                ========   ========   =========  ========  ========  =========  ========  ========
Total return(3)                                  (33.35)%   (33.95)%     (1.49)%   (2.22)%   29.04%    28.41%     13.64%    15.88%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)          $65,749     $6,988    $120,351    $8,297   $89,327    $2,189    $66,541   $56,592
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss)
   including reimbursement/waiver                  0.11%     (0.89)%      1.83%     1.02%     0.03%    (0.45)%     0.39%     0.03%
   Operating expenses including
   reimbursement/waiver                            1.34%      2.34%       1.32%     2.14%     1.48%     1.96%      1.48%     1.60%
   Operating expenses excluding
   reimbursement/waiver                            1.64%      2.66%       1.57%     2.64%     1.73%     2.70%      1.73%     1.85%
Portfolio turnover rate                              60%        60%         50%       50%       45%       45%        49%       45%

(1) The Fund began issuing Retail B Shares on November 1, 1998.

(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.05), $0.35(4), $(0.04)(4), $0.03 and
    $(0.01), respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000 and 1999 were $(0.14), $0.11(4) and $(0.25)(4), respectively.

(3) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the year.

GALAXY PAN ASIA FUND
(For a share outstanding throughout each period)

                                                                      YEAR ENDED            PERIOD ENDED
                                                                      OCTOBER 31,            OCTOBER 31,
                                                                  --------------------   --------------------
                                                                          2001                 2000(1)
                                                                  --------------------   --------------------
                                                                  RETAIL A    RETAIL B   RETAIL A    RETAIL B
                                                                   SHARES      SHARES     SHARES      SHARES
                                                                  --------    --------   --------    --------
Net asset value, beginning of period                                $9.44       $9.43     $10.00      $10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)                                  (0.01)      (0.08)      0.02(4)     0.01(4)
   Net realized and unrealized (loss)
   on investments                                                   (3.00)      (2.98)     (0.58)      (0.58)
                                                                  --------    --------   --------    --------
Total from investment operations                                    (3.01)      (3.06)     (0.56)      (0.57)
LESS DISTRIBUTIONS:
   Dividends from net realized capital gains                        (0.10)      (0.10)         -           -
   Dividends in excess of net realized capital gains                    -(5)        -(5)       -           -
                                                                  --------    --------   --------    --------
Total distributions                                                 (0.10)      (0.10)         -           -
Net (decrease) in net asset value                                   (3.11)      (3.16)     (0.56)      (0.57)
Net asset value, end of period                                      $6.33       $6.27      $9.44       $9.43
                                                                  ========    ========   ========    ========
Total return(3)                                                    (32.19)%    (32.69)%    (5.60)%(6)  (5.80)%(6)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                               $178         $13       $201         $20
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including reimbursement/waiver      (0.27)%     (1.00)%     1.23%(7)    0.52%(7)
   Operating expenses including reimbursement/waiver                 1.95%       2.68%      1.95%(7)    2.67%(7)
   Operating expenses excluding reimbursement/waiver                10.21%       9.64%      8.31%(7)    8.22%(7)
Portfolio turnover rate                                               155%        155%        32%(6)      32%(6)

(1) The Fund began offering Retail A Shares and Retail B Shares on September 1, 2000.

(2) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $(0.31) and $(0.08)(4), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $(0.63) and $(0.05)(4), respectively.

(3) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(5) Dividends in excess of net realized capital gains per share were less than $0.005.

(6) Not Annualized.

(7) Annualized.

GALAXY SMALL CAP VALUE FUND
(For a share outstanding throughout each period)

                                                                             YEARS ENDED OCTOBER 31,
                                              ------------------------------------------------------------------------------
                                                     2001                2000                1999           1998      1997
                                              ------------------  ------------------  ------------------- --------  --------
                                              RETAIL A  RETAIL B  RETAIL A  RETAIL B  RETAIL A  RETAIL B  RETAIL A  RETAIL A
                                               SHARES    SHARES    SHARES    SHARES    SHARES   SHARES(1)  SHARES    SHARES
                                              --------  --------  --------  --------  --------  --------- --------  --------
Net asset value, beginning of period           $14.25    $14.13     12.98    12.96     $13.53    $13.59   $18.29    $14.75
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)                  -(4)  (0.11)(4)  0.01(4) (0.10)(4)   0.02     (0.04)    0.08     (0.04)(4)
   Net realized and unrealized gain (loss)
   on investments                                1.59      1.57      2.63     2.63       0.73      0.68    (2.08)     5.72
                                              --------  --------  --------  --------  --------  --------- --------  --------
Total from investment operations                 1.59      1.46      2.64     2.53       0.75      0.64    (2.00)     5.68
LESS DISTRIBUTIONS:
   Dividends from net investment income         (0.01)        -     (0.01)       -      (0.03)        -    (0.08)        -
   Dividends from net realized capital gains    (1.87)    (1.87)    (1.36)   (1.36)     (1.27)    (1.27)   (2.68)    (2.14)
                                              --------  --------  --------  --------  --------  --------- --------  --------
Total distributions                             (1.88)    (1.87)    (1.37)   (1.36)     (1.30)    (1.27)   (2.76)    (2.14)
Net increase (decrease) in net asset value      (0.29)    (0.41)     1.27     1.17      (0.55)    (0.63)   (4.76)     3.54
Net asset value, end of period                 $13.96    $13.72    $14.25   $14.13     $12.98    $12.96   $13.53    $18.29
                                              ========  ========  ========  ========  ========  ========= ========  ========
Total return(3)                                 12.66%    11.73%    21.96%   21.06%      5.68%     4.80%  (12.52)%   43.58%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)       $100,159    $5,278   $87,457   $2,838    $80,870    $1,637  $87,781   $63,658
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                         (0.02)%   (0.80)%    0.08%   (0.71)%     0.13%    (0.66)%   0.38%    (0.25)%
   operating expenses including
   reimbursement/waiver                          1.42%     2.21%     1.44%    2.23%      1.31%     2.10%    1.31%     1.30%
   Operating expenses excluding
   reimbursement/waiver                          1.42%     2.21%     1.55%    2.41%      1.59%     2.88%    1.45%     1.52%
Portfolio turnover rate                            46%       46%       43%      43%        42%       42%      33%       52%

(1) The Fund began issuing Retail B Shares on November 1, 1998.

(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.00(4), 0.00(4), $(0.02), $0.05 and
    $(0.02)(4), respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000 and 1999 were $0.07(4), (0.12)(4) and
    $(0.09), respectively.

(3) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the periods indicated.

GALAXY SMALL COMPANY EQUITY FUND
(For a share outstanding throughout each period)

                                                                    YEARS ENDED OCTOBER 31,
                             ------------------------------------------------------------------------------------------------
                                     2001               2000              1999                1998                1997
                             ------------------  ------------------ ------------------  -----------------  ------------------
                             RETAIL A  RETAIL B  RETAIL A  RETAIL B RETAIL A  RETAIL B  RETAIL A RETAIL B  RETAIL A  RETAIL B
                              SHARES    SHARES    SHARES    SHARES   SHARES    SHARES    SHARES   SHARES    SHARES    SHARES
                             --------  --------  --------  -------- --------  --------  -------- --------  --------  --------
Net asset value,
beginning of period           $21.75    $21.10    $15.66    $15.31   $13.63    $13.39    $20.94   $ 20.73    $19.96   $19.91
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment (loss)(1)    (0.17)    (0.25)    (0.22)    (0.37)   (0.23)    (0.34)    (0.19)    (0.30)    (0.18)   (0.21)
   Net realized and
unrealized gain
(loss) on investments          (3.23)    (3.15)     6.31      6.16     2.26      2.26     (4.86)    (4.78)     3.54     3.41
                             --------  --------  --------  -------- --------  --------  -------- --------  --------  --------
Total from investment
operations                     (3.40)    (3.40)     6.09      5.79     2.03      1.92     (5.05)    (5.08)     3.36     3.20
LESS DISTRIBUTIONS:
   Dividends from net
realized capital gains         (3.40)    (3.40)        -         -        -         -     (2.26)    (2.26)    (2.38)   (2.38)
   Dividends in excess of
net realized capital gains         -(3)      -(3)      -         -        -         -         -         -         -        -
                             --------  --------  --------  -------- --------  --------  -------- --------  --------  --------
Total dividends                (3.40)    (3.40)        -         -        -         -     (2.26)    (2.26)    (2.38)   (2.38)
Net increase (decrease)
in net asset value             (6.80)    (6.80)     6.09      5.79     2.03      1.92     (7.31)    (7.34)     0.98     0.82
Net asset value,
end of period                 $14.95    $14.30    $21.75    $21.10   $15.66    $15.31    $13.63    $13.39    $20.94   $20.73
                             ========  ========  ========  ======== ========  ========  ======== ========  ========  ========
Total return(2)               (17.03)%  (17.66)%   38.89%    37.82%   14.89%    14.34%   (26.26)%  (26.72)%   19.08%   18.23%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
period (in 000s)             $84,332   $15,190  $125,427   $18,936  $87,921   $12,212   $95,831   $12,565  $135,593  $14,731
RATIOS TO AVERAGE NET ASSETS:
   Net investment (loss)
including
reimbursement/waiver           (0.91)%   (1.74)%   (0.99)%   (1.79)%  (1.41)%   (2.04)%   (1.13)%   (1.78)%   (1.02)%  (1.76)%
   Operating expenses
including
reimbursement/waiver            1.42%     2.25%     1.44%     2.24%    1.53%     2.16%     1.46%     2.11%     1.46%    2.20%
   Operating expenses
excluding
reimbursement/waiver            1.42%     2.25%     1.44%     2.25%    1.54%     2.32%     1.47%     2.16%     1.48%    2.44%
Portfolio turnover rate           75%       75%       91%       91%     105%      105%       78%       78%       69%      69%

(1) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.17), $(0.22), $(0.23), $(0.19) and $(0.18), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.25), $(0.38), $(0.37), $(0.30) and
    $(0.24), respectively.

(2) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(3) Dividends in excess of net realized capital gains per share were less than $0.005.

GALAXY LARGE CAP VALUE FUND
(For a share outstanding throughout each period)

                                  TEN MONTH
                                 PERIOD ENDED                                YEARS ENDED DECEMBER 31,
                                  OCTOBER 31,           ------------------------------------------------------------
                                    2001(1)                     2000                 1999               1998
                              ---------------------     -------------------   ------------------  ------------------
                              RETAIL A     RETAIL B     RETAIL A   RETAIL B   RETAIL A  RETAIL B  RETAIL A  RETAIL B
                               SHARES       SHARES       SHARES     SHARES     SHARES    SHARES    SHARES    SHARES
                              --------     --------     --------   --------   --------  --------  -------- ---------
Net asset value, beginning
of period                      $16.32       $16.06       $17.87     $17.71     $15.91    $15.85    $12.90    $12.87
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment
   income (loss)(3)              0.02        (0.07)        0.03      (0.09)      0.04     (0.07)     0.11      0.03
   Net realized and
   unrealized gain
   (loss) on investments        (3.67)       (3.60)       (0.59)     (0.59)      2.15      2.12      3.36      3.33
                              --------     --------     --------   --------   --------  --------  -------- ---------
Total from investment
operations                      (3.65)       (3.67)       (0.56)     (0.68)      2.19      2.05      3.47      3.36
LESS DISTRIBUTIONS:
   Dividends from net
   investment income            (0.02)           -        (0.02)         -      (0.04)        -     (0.09)    (0.01)
   Dividends from net
   realized capital gains           -            -        (0.97)     (0.97)     (0.19)    (0.19)    (0.37)    (0.37)
                              --------     --------     --------   --------   --------  --------  -------- ---------
Total distributions             (0.02)           -        (0.99)     (0.97)     (0.23)    (0.19)    (0.46)    (0.38)
Net increase (decrease)
in net asset value              (3.67)       (3.67)       (1.55)     (1.65)      1.96      1.86      3.01      2.98
Net asset value, end
of period                      $12.65       $12.39       $16.32     $16.06     $17.87    $17.71    $15.91    $15.85
                              ========     ========     ========   ========   ========  ========  ======== =========
Total return(4)                (22.40)%(5)  (22.85)%(5)   (3.14)%    (3.92)%    13.77%    12.95%    27.18%    26.33%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (in 000s)           $10,738      $19,810      $16,669     $33,757   $20,025   $34,744   $18,546   $19,577
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   (loss) including
   reimbursement/waiver          0.20%(6)    (0.55)%(6)    0.16%      (0.59)%    0.22%    (0.55)%    0.58%    (0.18)%
   Operating expenses
   including reimbursement/
   waiver                        1.24%(6)     1.99%(6)     1.25%       2.00%     1.19%     1.95%     1.05%     1.80%
   Operating expenses
   excluding reimbursement/
   waiver                        1.33%(6)     2.10%(6)     1.32%       2.08%     1.31%     2.06%     1.32%     2.07%
Portfolio turnover rate            15%(5)       15%(5)       22%         22%       19%       19%       20%       20%


                                     YEARS ENDED DECEMBER 31,
                                --------------------------------
                                        1997              1996
                                --------------------    --------
                                RETAIL A    RETAIL B    RETAIL A
                                 SHARES     SHARES(2)    SHARES
                                --------    ---------   --------
Net asset value, beginning
of period                        $13.35      $14.81      $12.83
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment
   income (loss)(3)                0.15        0.04        0.19
   Net realized and
   unrealized gain
   (loss) on investments           3.20        1.73        2.51
                                --------    ---------   --------
Total from investment
operations                         3.35        1.77        2.70
LESS DISTRIBUTIONS:
   Dividends from net
   investment income              (0.14)      (0.05)      (0.18)
   Dividends from net
   realized capital gains         (3.66)      (3.66)      (2.00)
                                --------    ---------   --------
Total distributions               (3.80)      (3.71)      (2.18)
Net increase (decrease)
in net asset value                (0.45)      (1.94)       0.52
Net asset value, end
of period                        $12.90      $12.87      $13.35
                                ========    =========   ========
Total return(4)                   25.51%      19.17%(6)   21.15%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (in 000s)             $13,923      $5,072     $10,000
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   (loss) including
   reimbursement/waiver            0.98%       0.09%(6)    1.42%
   Operating expenses
   including reimbursement/
   waiver                          1.05%       1.80%(6)    1.05%
   Operating expenses
   excluding reimbursement/
   waiver                          1.31%       2.07%(6)    1.33%
Portfolio turnover rate              80%         80%         85%

(1) The Fund commenced operations on April 1, 1992 as a separate portfolio (the "Predecessor Pillar Fund") of the Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. prior to the reorganization, the Predecessor Pillar Fund offered and sold three series of shares, Class A Shares, Class B Shares and Class I Shares, that were similar to the Fund's Retail A Shares, Retail B Shares and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class A Shares and Class B Shares for Retail A Shares and Retail B Shares, respectively, of the Galaxy Large Cap Value Fund.

(2) The Predecessor Pillar Fund began issuing Class B Shares on May 12, 1997.

(3) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the period ended October 31, 2001 was $0.01. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $(0.09).

(4) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(5) Not Annualized.

(6) Annualized.

GALAXY LARGE CAP GROWTH FUND
(For a share outstanding throughout each period)

                                      TEN MONTH PERIOD
                                      ENDED OCTOBER 31,                  YEARS ENDED DECEMBER 31,
                                  ------------------------     ----------------------------------------------
                                           2001(1)                     2000                  1999
                                  ------------------------     --------------------   --------------------
                                  RETAIL A        RETAIL B     RETAIL A    RETAIL B   RETAIL A    RETAIL B
                                   SHARES          SHARES       SHARES      SHARES     SHARES      SHARES
                                  --------        --------     --------    --------   --------    --------
Net asset value,
beginning of period                $11.11         $10.76        $14.15      $13.86     $11.52      $11.41
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment income
   (loss)(4)                        (0.03)(6)      (0.09)(6)         -       (0.05)     (0.07)      (0.10)
   Net realized and
   unrealized gain
   (loss) on investments            (3.58)         (3.44)        (1.63)      (1.64)      5.30        5.15
                                  --------        --------     --------    --------   --------    --------
Total from investment
operations                          (3.61)         (3.53)        (1.63)      (1.69)      5.23        5.05
LESS DISTRIBUTIONS:
   Dividends from net
   realized capital gains               -              -         (1.41)      (1.41)     (2.60)      (2.60)
                                  --------        --------     --------    --------   --------    --------
Total distributions                     -              -         (1.41)      (1.41)     (2.60)      (2.60)
Net increase (decrease)
in net asset value                  (3.61)         (3.53)        (3.04)      (3.10)      2.63        2.45
Net asset value,
end of period                       $7.50          $7.23        $11.11      $10.76     $14.15      $13.86
                                  ========        ========     ========    ========   ========    ========
Total return(5)                    (32.49)%(7)    (32.81)%(7)   (12.02)%    (12.71)%    49.12%      47.97%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (in 000s)                $4,665        $23,925        $7,869     $43,206     $5,376     $23,446
RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income (loss) including
   reimbursement/waiver             (0.42)%(8)     (1.16)%      (0.55)%     (1.30)%    (0.56)%     (1.32)%
   Operating expenses
   including
   reimbursement/waiver               1.26%(8)      2.00%(8)      1.25%       2.00%      1.19%       1.97%
   Operating expenses
   excluding
   reimbursement/waiver               1.36%(8)      2.14%(8)      1.33%       2.08%      1.31%       2.07%
Portfolio turnover rate                 39%(7)        39%(7)        80%         80%        65%         65%


                                         YEARS ENDED DECEMBER 31,
                                 -------------------------------------------
                                         1998                  1997
                                 -------------------  ----------------------
                                 RETAIL A   RETAIL B  RETAIL A     RETAIL B
                                  SHARES     SHARES   SHARES(2)    SHARES(3)
                                 --------   --------  ---------    ---------
Net asset value,
beginning of period                $9.25      $9.18    $10.00       $10.41
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment income
   (loss)(4)                           -      (0.03)    (0.01)       (0.02)
   Net realized and
   unrealized gain
   (loss) on investments            2.73       2.72      1.24         0.77
                                 --------   --------  ---------    ---------
Total from investment
operations                          2.73       2.69      1.23         0.75
LESS DISTRIBUTIONS:
   Dividends from net
   realized capital gains          (0.46)     (0.46)    (1.98)       (1.98)
                                 --------   --------  ---------    ---------
Total distributions                (0.46)     (0.46)    (1.98)       (1.98)
Net increase (decrease)
in net asset value                  2.27       2.23     (0.75)       (1.23)
Net asset value,
end of period                     $11.52     $11.41     $9.25        $9.18
                                 ========   ========  =========    =========
Total return(5)                    30.69%     30.47%    14.13%(8)    13.01%(8)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (in 000s)               $3,634     $6,061      $432         $357
RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income (loss) including
   reimbursement/waiver            (0.41)%    (1.16)%   (0.28)%(8)   (1.08)%(8)
   Operating expenses
   including
   reimbursement/waiver             1.05%      1.80%     1.05%(8)     1.80%(8)
   Operating expenses
   excluding
   reimbursement/waiver             1.32%      2.08%     1.32%(8)     2.09%(8)
Portfolio turnover rate               88%        88%      115%         115%

(1) The Fund commenced operations on February 3, 1997 as a separate portfolio (the "Predecessor Pillar Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Pillar Fund offered and sold three series of shares, Class A Shares, Class B Shares and Class I Shares, that were similar to the Fund's Retail A Shares, Retail B Shares and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class A Shares and Class B Shares for Retail A Shares and Retail B Shares, respectively, of the Galaxy Large Cap Growth Fund.

(2) The Predecessor Pillar Fund began offering Class A Shares on February 3,
    1997.

(3) The Predecessor Pillar Fund began offering Class B Shares on May 21, 1997.

(4) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the period ended October 31, 2001 was $(0.04)(6). Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $(0.11)(6).

(5) Calculation does not include the effect of any sales charges on Retail A Shares and Retail B Shares.

(6) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(7) Not Annualized.

(8) Annualized.

WHERE TO FIND MORE INFORMATION
You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-289-4252 or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.







Galaxy's Investment Company Act File No. is 811-4636.

PROGALEQ (2/28/02)